Exhibit 10.2
Execution Version

GUARANTEE AND COLLATERAL AGREEMENT
DATED AS OF JULY 1, 2011
AMONG
HOLLYFRONTIER CORPORATION,
AND EACH GRANTOR FROM TIME TO TIME PARTY HERETO
IN FAVOR OF
UNION BANK, N.A.,
AS ADMINISTRATIVE AGENT

i

ii

SCHEDULES

Schedule 1	Notice Addresses of Guarantors
Schedule 2	Investment Accounts
Schedule 3	Filings and Other Actions Required to Perfect Security Interests
Schedule 4	Exact Legal Name, Location of Jurisdiction of Organization and Chief Executive Office
Schedule 5	Location of Inventory
Schedule 6	Bailees and Warehousemen
Schedule 7	Transmitting Utilities
Schedule 8	Mergers, Conversions and Name Changes

EXHIBITS

Exhibit A	Joinder Agreement
Exhibit B-1	Form of Assignment
Exhibit B-2	Form of Notice of Assignment

i

GUARANTEE AND COLLATERAL AGREEMENT
          GUARANTEE AND COLLATERAL AGREEMENT, dated as of July 1, 2011, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of Union Bank, N.A., in its capacity as administrative agent and collateral agent (in such capacity, “Administrative Agent”) for the benefit of (i) the banks and other financial institutions or entities (the “Lenders”) from time to time party to the Credit Agreement, dated as of July 1, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HollyFrontier Corporation, a Delaware corporation formerly known as Holly Corporation (the “Company”), certain Subsidiaries of the Company party thereto (together with the Company, each a “Borrower” and collectively “Borrowers”), the Lenders and Administrative Agent and (ii) the other Secured Parties.
W I T N E S S E T H:
          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to Borrowers upon the terms and subject to the conditions set forth therein;
          WHEREAS, Borrowers are members of an affiliated group of companies that includes each other Grantor;
          WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;
          WHEREAS, Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and
          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement (as defined below) to Administrative Agent for the ratable benefit of the Secured Parties;
          NOW, THEREFORE, in consideration of the premises and to induce Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to Borrowers thereunder, each Grantor hereby agrees with Administrative Agent, for the ratable benefit of the Secured Parties, as follows:
SECTION 1. DEFINED TERMS
          1.1. Definitions.

          (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Any terms that are defined in the UCC and used, but not specifically defined, in this Agreement shall be construed and defined in accordance with the UCC.
          (b) The following terms shall have the meanings set forth below:
     “Agreement” means this Guarantee and Collateral Agreement, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
     “Attorney Costs” means all fees, charges and disbursements of counsel.
     “Books and Records” means all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, accounting books and records, financial statements (actual and pro forma), and filings with Governmental Authorities.
     “Borrower Obligations” means the collective reference to the Obligations (as defined in the Credit Agreement) and the Bank Product Obligations.
     “Chattel Paper” means all “chattel paper,” as such term is defined in the UCC and including both tangible and electronic chattel paper, now owned or hereafter acquired by any Person, wherever located.
     “Collateral” has the meaning specified in Section 3.
     “Collateral Account” means (i) any collateral account established and maintained as provided in Section 6.1 or (ii) any other cash collateral account established and maintained as provided in the Credit Agreement, including for purposes of designating cash or Cash Equivalents as “Pledged Cash” thereunder and, in each case, with respect to both clauses (i) and (ii), over which Administrative Agent has at all times exclusive control for withdrawal purposes.
     “Commodity Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to Administrative Agent, among any Loan Party, a commodity intermediary holding such Loan Party’s assets, including funds and commodity contracts, and Administrative Agent with respect to collection and control of all deposits, commodity contracts and other balances held in a commodity account maintained by any Loan Party with such commodity intermediary.
     “Commodity Accounts” shall have the meaning set forth in Article 9 of the UCC.
     “Control Agreement” means any Deposit Account Control Agreement, Securities Account Control Agreement or Commodities Account Control Agreement.
     “Copyright Licenses” means any written agreement naming any Grantor as licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, print, publish, copy, import, export, distribute, exploit and sell materials derived from any Copyright.
     “Copyrights” means (i) all domestic copyrights, whether or not the underlying works of authorship have been published, including but not limited to copyrights in software and databases, all Mask Works (as defined in 17 U.S.C. 901 of the U.S. Copyright Act) and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, mask works registrations, and mask works applications, and any renewals or extensions thereof, (ii) the rights to print, publish and distribute any of the foregoing, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Copyright Licenses entered into in connection therewith, payments arising out of any other sale, lease, license or other disposition thereof and damages and payments for past, present or future infringements thereof), and (v) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.
     “Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of any Person.
     “Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to Administrative Agent, among any Loan Party, a financial institution holding such Loan Party’s funds, and Administrative Agent with respect to collection and control of all deposits and balances held in a Deposit Account maintained by any Loan Party with such financial institution.
     “Excluded Collateral” means (i) any Trademark application filed on an “intent-to-use” basis, prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act with respect thereto, (ii) all Equity Interests of the Loan Parties and their Subsidiaries, (iii) Excluded Deposit Accounts of the type described in clause (ii) thereof, and (iv) any Loan Party’s right, title and interest in and to an asset, whether now owned or hereafter acquired subject to any other contract or agreement or Requirements of Law which prohibits creation of a Lien on such asset (other than to the extent that any such prohibition would be rendered ineffective pursuant to the UCC of any relevant jurisdiction or any other applicable law); provided that with respect to the exclusions set forth in clauses (i) and (iv) above, such asset (x) will be Excluded Collateral only to the extent and for so long as the consequences specified in clauses (i) and (iv) above will result and (y) will cease to be Excluded Collateral and will become subject to the Lien granted hereunder, immediately and automatically, at such time as such consequences will no longer result.
     “Excluded Deposit Accounts” means (i) payroll, employee benefits and withholding tax, (ii) accounts for which the funds on deposit therein pertain solely to

Liens permitted under clauses (c), (d) or (l) of Section 9.2 of the Credit Agreement and (iii) other Deposit Accounts (the “Other Excluded Deposit Accounts”) so long as the following conditions are satisfied: (1) all deposits into and balances maintained in the Other Excluded Deposit Accounts shall be in the ordinary course of business and (2) the aggregate balance in all Other Excluded Deposit Accounts does not at any time exceed $7,500,000 for more than one (1) Business Day.
     “Excluded Securities Accounts” means Securities Account so long as the following conditions are satisfied: (i) all deposits into and balances maintained in such Securities Accounts shall be in the ordinary course of business and (ii) the aggregate balances in all such Securities Accounts does not exceed (A) $5,000,000 at any time during a Dominion Trigger Period and (B) at any time other than during the existence of a Dominion Trigger Period, $500,000,000.
     “Foreign Subsidiary” means a Subsidiary that is organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia.
     “General Intangibles” means all “general intangibles,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, including all right, title and interest which such Person may now or hereafter have in or under any Contract, all Payment Intangibles, Licenses, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments, and other Property in respect of or in exchange for Equity Interests, and rights of indemnification.
     “Goods” means all “goods,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including embedded software to the extent included in “goods” as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.
     “Goodwill” means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.
     “Guarantor Obligations” means with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement

(including, without limitation, Section 2) or any other Loan Document or Bank Product Agreement to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all Attorney Costs to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement, any other Loan Document or any Bank Product Agreement).
     “Guarantors” means the collective reference to each Grantor including each Borrower but only with respect to each other Borrower.
     “Indemnitees” has the meaning specified in Section 8.4(b).
     “Instruments” means all “instruments,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.
     “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets and the Trade Secret Licenses, and all rights to sue at law or in equity for any past, present and future infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.
     “Intercompany Note” means any promissory note evidencing Indebtedness between two or more Loan Parties, as amended, restated, supplemented or otherwise modified from time to time with the consent of Administrative Agent.
     “Inventory” means all “inventory,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all goods, merchandise and other personal property held for sale or lease by any Person, or which is furnished by such Person under any contract of service or is held by such Person as raw materials, work or goods in process, finished goods, returned goods or materials and supplies of every nature used or consumed or to be used or consumed by such Person in the Ordinary Course of Business including all embedded software, whether now owned or hereafter acquired by such Person.
     “Investment Account” means any Deposit Account, Securities Account or Commodities Account.
     “License” means any Copyright License, any Patent License, any Trademark License and any Trade Secret License.
     “Negotiable Document” has the meaning specified in Section 4.5.

     “New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
     “Obligations” means (i) in the case of Borrowers, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.
     “Patent License” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, export, distribute or sell any invention covered in whole or in part by a Patent.
     “Patents” means (i) all domestic patents, patent applications and patentable inventions, all certificates of invention or similar property rights, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Patent Licenses entered into in connection therewith, payments arising out of any other sale, lease, license or other disposition thereof and damages and payments for past, present or future infringement thereof), and (v) all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.
     “Payment Intangibles” means all “payment intangibles” as such term is defined in the UCC, now owned or hereafter acquired by any Person.
     “Perfection Certificate” means that certain Perfection Certificate dated as of July 1, 2011, executed by Borrowers, as may be supplemented from time to time in accordance with the terms hereof.
     “Pledged Cash Account” has the meaning specified in Section 6.1(c).
     “Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC in effect as of the date hereof and, in any event, shall include, without limitation, all other profits, rentals. accessions or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation, all claims of any Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, rights to any returned or repossessed goods relating to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.
     “Responsible Officer” means the chief executive officer, president, any vice president, chief financial officer, secretary, any assistant secretary, treasurer or any assistant treasurer of any Person.
     “Securities Account” means all “securities accounts” as such term is defined in the UCC, now or hereafter held in the name of any Person.

     “Securities Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to Administrative Agent, among any Loan Party, a securities intermediary holding such Loan Party’s assets in a Securities Account, including funds and securities, and Administrative Agent with respect to collection and control of all deposits, securities and other balances held in a Securities Account maintained by any Loan Party with such securities intermediary.
     “Supplement Date” has the meaning specified in Section 5.3(d).
     “Supporting Obligations” means all “supporting obligations” as such term is defined in the UCC, now owned or hereafter acquired by any Person, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, or Instruments.
     “Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.
     “Trademarks” means (i) all domestic trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, Internet domain names, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Trademark Licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above.
     “Trade Secret License” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trade Secret.
     “Trade Secrets” means (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments arising out of the sale, lease, license, assignment or other disposition thereof, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of any Grantor accruing thereunder or pertaining thereto.
     “UCC” means the New York UCC; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.
     1.2. Other Definitional Provisions.
          (a) Unless otherwise provided herein, the rules of interpretation set forth in Sections 1.2 and 1.6 of the Credit Agreement shall apply to this Agreement.
          (b) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof and not the Collateral of any other Grantor.
SECTION 2.GUARANTEE
          2.1. Guarantee.
          (a) To induce the Lenders to make the Loans, each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as a surety, to Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each of the other Loan Parties when due (whether at the stated maturity, by acceleration, mandatory prepayment or otherwise in accordance with any Loan Documents) of the Borrower Obligations. The guarantee of each Guarantor hereunder constitutes a guarantee of payment and not of collection.
          (b) If and to the extent required in order for the Guarantor Obligations to be enforceable under applicable federal, state and other Debtor Relief Laws, the maximum liability of such Guarantor hereunder shall be limited to the greatest amount which can lawfully be guaranteed by such Guarantor under such Debtor Relief Laws after giving effect to any rights of contribution, reimbursement and subrogation arising under Section 2.2. Each Guarantor acknowledges and agrees that, to the extent not prohibited by Applicable Law, (i) such Guarantor as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.1(b) or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement, and (iii) the limitation set forth in this Section 2.1(b) may be enforced only to the extent required under such laws in order for the obligations of such Guarantor under this Agreement to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.
          (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.1(b) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.
          (d) The guarantee contained in this Section 2 shall remain in full force and effect until Payment in Full of the Obligations and payment in full of all other Secured Obligations (or other arrangements satisfactory to the provider of such other Secured Obligations in such provider’s sole discretion), notwithstanding that from time to time during the term of the Credit Agreement no Borrower Obligations may be outstanding.
          (e) No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from any Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until Payment in Full of the Borrower Obligations.
          2.2. Rights of Reimbursement, Contribution and Subrogation. In case any payment is made on account of the Obligations by any Grantor or is received or collected on account of the Obligations from any Grantor or its Property:
          (a) If such payment is made by any Borrower or from its Property, then, if and to the extent such payment is made on account of Obligations arising from or relating to a Loan made to Borrowers or a Letter of Credit issued for the account of any Borrower, such Borrower shall not be entitled (i) to demand or enforce reimbursement or contribution in respect of such payment from any other Grantor or (ii) to be subrogated to any claim, interest, right or remedy of any Secured Party against any other Person, including any other Grantor or its Property.
          (b) If such payment is made by a Guarantor or from its Property, such Guarantor shall be entitled, subject to and upon Payment in Full of the Obligations, (i) to demand and enforce reimbursement for the full amount of such payment from Borrowers and (ii) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors based on the relative value of their assets and any other equitable considerations deemed appropriate by a court of competent jurisdiction.
          (c) If and whenever (after Payment in Full of the Obligations) any right of reimbursement or contribution becomes enforceable by any Guarantor against any other Grantor under Section 2.2(b), such Grantor shall be entitled, subject to and upon Payment in Full of the Obligations, to be subrogated (equally and ratably with all other Grantors entitled to reimbursement or contribution from any other Grantor as set forth in this Section 2.2) to any security interest that may then be held by Administrative Agent, for the ratable benefit of the Secured Parties, upon any Collateral granted to it in this Agreement. Such right of subrogation shall be enforceable solely against the Grantors, and not against the Secured Parties, and neither Administrative Agent nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Collateral for any purpose related to any such right of subrogation. If subrogation is demanded by any Grantor, then (after Payment in Full of the Obligations) Administrative Agent shall deliver to the Grantors making such demand, or to a representative of such Grantors or of the Grantors generally, an instrument satisfactory to Administrative Agent transferring, on a quitclaim basis without any recourse, representation, warranty or obligation whatsoever, whatever security interest Administrative Agent then may hold in whatever Collateral may then exist that was not previously released or disposed of by Administrative Agent.
          (d) All rights and claims arising under this Section 2.2 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Grantor as to any payment on account of the Obligations made by it or received or collected from its Property shall be fully subordinated in all respects to the prior Payment in Full of all of the Obligations. Until Payment in Full of the Obligations, no Grantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, Property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Grantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the Person making such payment or distribution directly to Administrative Agent, for application to the payment of the Obligations. If any such payment or distribution is received by any Grantor, it shall be held by such Grantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Grantor to Administrative Agent, in the exact form received and, if necessary, duly endorsed.
          (e) The obligations of the Grantors under the Loan Documents, including their liability for the Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectability or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.2. The invalidity, insufficiency, unenforceability or uncollectability of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor or its Property. The Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.
          (f) Each Grantor reserves any and all other rights of reimbursement, contribution or subrogation at any time available to it as against any other Grantor, but (i) the exercise and enforcement of such rights shall be subject to Section 2.2(d) and (ii) neither Administrative Agent nor any other Secured Party shall ever have any duty or liability whatsoever in respect of any such right, except as provided in Section 2.2(c).
          2.3. Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, restated, amended and restated, modified, supplemented or terminated (to the extent provided by the terms of the Credit Agreement and the other Loan Documents), in whole or in part, as Administrative Agent (or the requisite Lenders under the Credit Agreement or all affected Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the Guarantee contained in this Section 2 or any Property subject thereto.
          2.4. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between Borrowers and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Borrowers or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder) which may at any time be available to or be asserted by any Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of Borrowers or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in any Insolvency Proceeding or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
          2.5. Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Secured Party as a result of or in connection with an Insolvency Proceeding of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its Property, or otherwise, all as though such payments had not been made.
          2.6. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid in Dollars to Administrative Agent for the account of the applicable Secured Parties without set-off, deduction, counterclaim or defense of any kind, free of (and without deduction for) any Taxes in immediately available funds at Administrative Agent’s office in Los Angeles, California or such other location as Administrative Agent may from time to time designate.
SECTION 3. GRANT OF SECURITY INTEREST;
CONTINUING LIABILITY UNDER COLLATERAL
          (a) Each Grantor hereby assigns and transfers to Administrative Agent, and hereby grants to Administrative Agent, for the benefit of the Secured Parties, a security interest in all of the following Property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:
          (i) all Receivables;
          (ii) all Chattel Paper;
          (iii) all Investment Accounts;
          (iv) all Inventory;
          (v) all Documents;
          (vi) all Payment Intangibles;
          (vii) all Instruments relating to assets of the type described in clauses (i) through (vi) above and clause (viii) below;
          (viii) all General Intangibles relating to assets of the type described in clauses (i) through (vii) above, including, without limitation, all rights against the owners or operators of any pipeline or storage facility with respect to any Inventory or other Collateral;
          (ix) all Books and Records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral relating to assets of the type described in clauses (i) through (viii) above or are otherwise necessary in the collection thereof or realization thereupon; and
          (x) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, Supporting Obligations and Guarantee Obligations given by any Person with respect to any of the foregoing.
          (b) Notwithstanding anything herein to the contrary, the Collateral shall not include Excluded Collateral.
          (c) Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to Administrative Agent or any other Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, and shall use commercially reasonable efforts to perform the obligations undertaken by it thereunder, and neither Administrative Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall Administrative Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, and (iii) the exercise by Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.
SECTION 4. REPRESENTATIONS AND WARRANTIES
          To induce Administrative Agent, the Issuing Banks and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to Borrowers thereunder, each Grantor hereby represents and warrants to the Secured Parties that:
          4.1. Representations in Credit Agreement. In the case of each Guarantor, such Guarantor hereby makes each representation and warranty made in any Loan Document by any Borrower with respect to such Guarantor and further represents and warrants that such representations and warranties as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to any Borrower’s knowledge shall, for the purposes of this Section 4.l, be deemed to be a reference to such Guarantor’s knowledge. Each Grantor (a) is the record and beneficial owner of the Collateral pledged by it hereunder and (b) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear any other Lien.
          4.2. Title; No Other Liens. Such Grantor owns its respective items of the Collateral free and clear of any and all Liens or claims of others, including, without limitation, Liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as a grantor under a security agreement entered into by another Person, except for Liens permitted by Section 9.2 of the Credit Agreement. No financing statement, fixture filing, mortgage or other public notice with respect to all or any part of the Collateral is on file or of record in any filing or recording office, except those (a) that have been filed in favor of Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement, (b) that have been filed in connection with Liens expressly permitted by Section 9.2 of the Credit Agreement, or (c) financing statements which remain on file or of record in a filing or recording office notwithstanding the effective termination, release or expiration thereof.
          4.3. Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings referred to on said Schedule, have been delivered to Administrative Agent in completed and, as applicable, duly executed form, and may be filed by Administrative Agent at any time) and payment of all filing fees, will constitute valid perfected security interests in all of the Collateral in favor of Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof and (b) are prior to all other Liens on the Collateral except for Liens expressly permitted by Section 9.2 of the Credit Agreement. Without limiting the foregoing, each Grantor has taken all actions necessary or desirable, including without limitation those specified in Section 5.2 to establish Administrative Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Investment Accounts to the extent required hereunder.
          4.4. Name; Jurisdiction of Organization, etc. On the date hereof, such Grantor’s exact legal name (as indicated on the public record of such Grantor’s jurisdiction of formation or organization), jurisdiction of organization, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 4. Such Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction. Except as otherwise indicated on Schedule 4, on the date hereof the jurisdiction of each such Grantor’s organization of formation is required to maintain a public record showing such Grantor to have been organized or formed. Except as specified on Schedule 4, on the date hereof, it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its business structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise) within the five years preceding the date hereof and has not within such five-year period become bound (whether as a result of merger or otherwise) as a grantor under a security agreement entered into by another Person, which has not heretofore been (or which is concurrently herewith being) terminated.
          4.5. Negotiable Documents. Except as set forth on Schedule 6, no portion of the Petroleum Inventory that has a fair market value greater than $500,000 is in the possession of an issuer of a warehouse receipt, bill of lading or other document of title which is a negotiable document under Section 7-104 of the New York UCC (each such document, a “Negotiable Document”) therefor or otherwise in the possession of any bailee or warehouseman.
          4.6. Investment Accounts. Schedule 2 hereto (as such schedule may be amended or supplemented from time to time in accordance herewith) sets forth all of the Investment Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder or customer of each such account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than Administrative Agent pursuant hereto) having “control” (within the meanings of Sections 8-106, 9-106 and 9-104 of the UCC) over, or any other interest in, any such Investment Account or any securities, commodities or other Property credited thereto.
          4.7. Government Receivables. Upon the delivery to Administrative Agent of assignments and notices of assignment substantially in the forms of Exhibits B-1 and B-2, or such other form as may be required by the applicable Governmental Authority, and the filing of each such notice with the Governmental Authority or agency or other office described therein, the security interests granted hereunder shall constitute valid assignments of the Receivables due under Eligible Government Contracts to the extent that such assignment is governed by the Assignment of Claims Act of 1940 (31 U.S.C. 3727, 41 U.S.C 15) (the “Assignment of Claims Act”).
          4.8. Transmitting Utilities. Except as set forth on Schedule 7 hereto, no Grantor is a “Transmitting Utility” as defined in Article 9 of the UCC.
SECTION 5. COVENANTS
          Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until Payment in Full of the Obligations:
          5.1. Covenants in Credit Agreement. Each Guarantor (a) covenants and agrees that such Guarantor will perform and observe, and cause each of its Restricted Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that any Borrower has agreed to cause such Guarantor or such Restricted Subsidiaries to perform or observe and (b) shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.
          5.2. Delivery and Control of Instruments, Chattel Paper, Negotiable Documents and Deposit Accounts.
          (a) At all times during the existence of an Event of Default and upon Administrative Agent’s request during the existence of a Default, if any of the Collateral is or shall become evidenced or represented by any Instrument, Negotiable Document or tangible Chattel Paper, with a face value of less than $500,000 individually or in the aggregate, such Instrument (other than Payment Items received in the Ordinary Course of Business), Negotiable Document or tangible Chattel Paper shall be promptly delivered to Administrative Agent, duly endorsed in a manner reasonably satisfactory to Administrative Agent, to be held as Collateral pursuant to this Agreement; provided that, so long as no Default has occurred and is continuing, Grantors shall not be required to deliver to Administrative Agent Negotiable Documents or tangible Chattel Paper with a face value of less than $500,000 individually or in the aggregate.
          (b) At all times during the existence of an Event of Default and upon Administrative Agent’s request during the existence of a Default, if any of the Collateral is or shall become electronic Chattel Paper in an amount in excess of $500,000 individually or in the aggregate, such Grantor shall ensure that (i) a single authoritative copy exists which is unique, identifiable, unalterable (except as provided in clauses (iii), (iv) and (v) of this paragraph), (ii) that such authoritative copy identifies Administrative Agent as the assignee and is communicated to and maintained by Administrative Agent or its designee, (iii) that copies or revisions that add or change the assignee of the authoritative copy can only be made with the participation of Administrative Agent, (iv) that each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy and not the authoritative copy and (v) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.
          (c) Each Grantor shall maintain each Investment Account that is a Collateral Account only with financial institutions that have agreed to comply with instructions issued or originated by Administrative Agent without further consent of such Grantor, such agreement to be substantially in a form reasonably acceptable to Administrative Agent.
          (d) Each Grantor shall ensure that at all times during any Dominion Trigger Period all amounts received in respect of Receivables shall be deposited into a Dominion Account and at all other times be deposited into a Deposit Account that is a Controlled Account prior to distribution to any other account.
          5.3. Maintenance of Insurance. Each Grantor will maintain with financially sound and reputable insurance companies, not Affiliates of Grantors, insurance, to the extent required by Section 8.6 of the Credit Agreement. Each such policy shall include satisfactory endorsements (x) showing Administrative as loss payee or additional insured and (y) requiring not less than 30 days’ (or 10 days’ in the case of cancellation due to nonpayment) prior notice, to Administrative Agent of termination, lapse or cancellation of such insurance.
          5.4. Payment of Obligations. For each Investment Account that exists on the Closing Date (other than any Excluded Deposit Account and any Excluded Securities Account), each Grantor will either close such Investment Account or provide to Administrative Agent (i) on the Closing Date with respect to Deposit Accounts maintained at Bank of America, N.A. or any of its Affiliates and (ii) within sixty (60) days of the Closing Date (or such later date as Administrative Agent may agree in writing), (x) a Commodity Account Control Agreement duly executed on behalf of each commodities intermediary holding a Commodity Account of such Grantor, (y) a Securities Account Control Agreement duly executed on behalf of each securities intermediary holding a Securities Account (other than an Excluded Securities Account) of such Grantor and (z) a Deposit Account Control Agreement duly executed on behalf of each financial institution holding a Deposit Account (other than an Excluded Deposit Account) of such Grantor. So long as no Default has occurred and is continuing, each Grantor may add or replace an Investment Account if such Grantor and the financial institution at which such Investment

Account (other than an Excluded Deposit Account or an Excluded Securities Account) is to be maintained have duly executed and delivered to Administrative Agent a Control Agreement within sixty (60) days (or such later date as Administrative Agent may agree in writing) after the opening of (or acquisition) of any such Investment Account (other than an Excluded Deposit Account or an Excluded Securities Account). Administrative Agent shall not deliver a notice of exclusive control under any Control Agreement unless a Dominion Trigger Period is in effect.
          5.5. Maintenance of Perfected Security Interest; Further Documentation.
          (a) Each Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.
          (b) Each Grantor will furnish to Administrative Agent from time to time promptly upon request at any time an Enhanced Reporting Trigger Period is in effect but otherwise no more than once per Fiscal Year, statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and Property of such Grantor as Administrative Agent may reasonably request, all in reasonable detail.
          (c) At any time and from time to time, upon the written request of Administrative Agent, and at the sole expense of such Grantor, each Grantor will promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby (including, without limitation, any such document or action in respect of the Assignment of Claims Act; provided that any Borrower shall not be required at any time to file any document or take any action in respect of the Assignment of Claims Act if at such time no Receivables arising under a U.S. Government Contract are included in the Borrowing Base) and (ii) in the case of each Investment Account, taking any actions reasonably necessary to enable Administrative Agent to obtain “control” (within the meaning of the applicable UCC) with respect thereto, including, without limitation, executing and delivering and causing the relevant depositary bank to execute and deliver a Control Agreement in a form reasonably acceptable to Administrative Agent to the extent required under this Agreement.
          (d) Upon the request of Administrative Agent, Borrowers shall (i) execute and deliver to Administrative Agent a Perfection Certificate with then current information which shall be in form and substance satisfactory to Administrative Agent and (ii) supplement Schedules 2,3,4,5,6 and 7 (each such date the foregoing schedules are supplemented, a “Supplement Date”), with respect to any matter hereafter arising that, if existing or occurring at the Closing Date, would have been required to be set forth or described in such Schedule or as an exception to such representation or that is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby, and, in each case such Perfection Certificate or Schedule shall be appropriately marked to show the changes made therein; provided that neither such Perfection Certificate nor such supplement to any Schedule or representation or warranty shall amend, supplement, or otherwise modify such Perfection

Certificate or any such Schedule or representation or warranty, or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by Administrative Agent and the Majority Lenders or Lenders, as applicable in accordance with Section 12.1 of the Credit Agreement.
          5.6. Changes in Locations, Name, Jurisdiction of Incorporation, etc.
          (a) Such Grantor will not permit a material portion of the Inventory to be kept at a location other than those listed on Schedule 5 and Schedule 6 hereto, as such schedules may be amended, amended and restated, supplemented or modified from time to time in accordance herewith, except upon fifteen (15) Business Days’ prior written notice to Administrative Agent and delivery to Administrative Agent of duly authorized and, where required, executed copies of (i) all additional financing statements and other documents reasonably requested by Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 5 or Schedule 6 showing any additional location at which Inventory shall be kept.
          (b) Without limiting the prohibitions on mergers involving the Grantors contained in the Credit Agreement and except for the mergers, conversions, and name changes described on Schedule 8 occurring on the Closing Date and within thirty (30) days after the Closing Date, no Grantor will change its name, organizational identification number, if any, reincorporate, reform, merge or otherwise reorganize, or change its jurisdiction of organization without having given Administrative Agent not less than fifteen (15) Business Days’ (or such shorter period as Administrative Agent may agree) prior written notice thereof and after having executed and delivered to Administrative Agent such further instruments and documents in connection therewith as may be reasonably required by Administrative Agent; provided that each applicable Grantor shall provide Administrative Agent at least five (5) Business Days’ (or such shorter period as Administrative Agent may agree) prior written notice of any merger, conversion or name change described on Schedule 8 occurring after the Closing Date.
          5.7. Notices. Promptly, but in any event within five (5) Business Days of the date on which any Responsible Officer of any Grantor obtains knowledge thereof, give notice to Administrative Agent and each Lender of:
          (a) any Lien (other than any Liens permitted by Section 9.2 of the Credit Agreement) on any of the Collateral which would reasonably be expected to materially and adversely affect the ability of Administrative Agent to exercise any of its remedies hereunder; and
          (b) the occurrence of any other event which would reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.
          5.8. Covenants regarding Collateral and Property. Each Grantor shall:
          (a) Defend its title to Collateral and Administrative Agent’s Liens thereon against all Persons, claims, and demands whatsoever, except Liens expressly permitted under Section 9.2 of the Credit Agreement.

          (b) If such Person’s records or reports of the Collateral are prepared or maintained by any other Person, irrevocably authorize such Person (and such Person is hereby irrevocably authorized) to deliver, at Administrative Agent’s request from time to time during the existence and continuance of an Event of Default , such records, reports, and related documents to Administrative Agent and to discuss the same and all information therein with Administrative Agent.
          5.9. Particular Covenants related to Receivables.
          (a) Each Grantor hereby authorizes Administrative Agent to, in its discretion, if a Receivable of any Grantor includes a charge for any Taxes, pay the amount thereof to the proper taxing authority for the account of such Borrower (unless the same is being Properly Contested) and to charge Borrowers therefor; provided, however, that neither Administrative Agent, Issuing Banks, nor Lenders shall be liable for any Taxes that may be due from Grantors with respect to any Collateral.
          (b) If so requested by Administrative Agent from time to time during the existence and continuance of an Event of Default, each Grantor shall (i) cooperate fully with Administrative Agent in facilitating Administrative Agent’s verification of the validity, amount, or any other matter relating to any Accounts of Grantors (and each Grantor, for itself and on behalf of each of its Subsidiaries, grant Administrative Agent the right, at any time and in the name of Administrative Agent, any designee of Administrative Agent, or such Grantor or Subsidiary, to complete such verification by mail, telephone or otherwise), and (ii) promptly execute and deliver to Administrative Agent formal, written assignments of all of such Grantor’s Receivables which have not, as of such date been included in any such formal, written assignment; provided that Administrative Agent shall assign such Receivable back to such Grantor after such Event of Default has been waived.
          (c) Each Grantor shall notify Administrative Agent promptly (which notice may include disclosure in a Borrowing Base Certificate if delivery thereof would constitute prompt notice pursuant to this clause (c)) of (i) the assertion of any claims, offsets, defenses, or counterclaims by any Account Debtor, or any disputes with Account Debtors, or any settlement, adjustment, or compromise thereof, in each case, where the amount in controversy is greater than $500,000; (ii) all material adverse information known to any Loan Party relating to the financial condition of any Account Debtor obligated in respect of Receivables having an aggregate value greater than $500,000; and (iii) any event or circumstance which, to the knowledge of any Responsible Officer of any Loan Party, would cause Administrative Agent to consider any then existing Receivables having a value greater than $500,000 as no longer constituting Eligible Receivables.
          (d) Other than in the Ordinary Course of Business and so long as no Event of Default shall have occurred and be continuing, no Grantor will (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable if such amendment, supplement or modification would reasonably be expected to materially and adversely affect the value thereof.

          (e) Each Grantor shall use commercially reasonable efforts to perform and comply in all material respects with all of its obligations with respect to the Receivables.
          (f) Each Grantor will take all steps necessary to comply with the Assignment of Claims Act for all Eligible Government Receivables, including, without limitation, obtaining assignments and notices of assignment substantially in the forms of Exhibits B-1 and B-2, or such other form as may be required by the applicable Governmental Authority, and filing each such notice with the Governmental Authority or agency or other office described therein.
          5.10. Particular Covenants related to Inventory.
          (a) Each Grantor shall keep accurate and complete records in all material respects of its Petroleum Inventory, including costs and daily withdrawals and additions.
          (b) Each Grantor shall conduct a physical inventory at least once per calendar year (and, during the existence of an Event of Default, at such other times as may be requested by Administrative Agent).
          (c) No Grantor shall return any Petroleum Inventory to a supplier, vendor, or other Person, whether for cash, credit, or otherwise, unless (i) such return is in the Ordinary Course of Business; or (ii) no Default, Event of Default, or Overadvance (calculated by giving pro forma effect to the removal of such Inventory from the Borrowing Base) exists or would result therefrom.
          5.11. Intellectual Property. Each Grantor hereby gives a nonexclusive license and further agrees to execute such documents and take such actions as may be reasonably requested by Administrative Agent in order to ensure that the Secured Parties may use, without any charge or expense, any item of Intellectual Property useful or necessary in connection with the exercise of any rights or remedies in respect of the Collateral.
SECTION 6. REMEDIAL PROVISIONS
          6.1. Certain Matters Relating to Receivables and the Collateral Account.
          (a) Administrative Agent shall have the right to make test verifications of the Receivables in accordance with, and to the extent permitted by, the Credit Agreement, and each applicable Grantor shall furnish all such assistance and information as Administrative Agent may reasonably require in connection with such test verifications.
          (b) Upon the occurrence and continuation of a Dominion Trigger Period, each Grantor shall (without limiting the obligations of the Grantors under Section 5.2(d)) instruct all Account Debtors to make all payments in respect of Receivables either (i) directly to Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of Administrative Agent) or (ii) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of such bank) under a Control Agreement substantially in form reasonably acceptable to Administrative Agent duly executed by each Grantor and such bank or under other arrangements, in form and substance reasonably satisfactory to Administrative Agent, pursuant to which each Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all Proceeds of such payments directly to Administrative Agent for deposit into the Dominion Account designated by Administrative Agent or as Administrative Agent may otherwise instruct such bank. All such payments made to Administrative Agent shall be deposited in such Dominion Account. In addition to the foregoing, each Grantor agrees that if the Proceeds of any Collateral hereunder (including the payments made in respect of Receivables) shall be received by it upon or after the occurrence and during the continuation of a Dominion Trigger Period, each Grantor shall as promptly as possible deposit such Proceeds into the Dominion Account designated by Administrative Agent. Until so deposited, all such Proceeds shall be held in trust by such Grantor for Administrative Agent and the other Secured Parties and shall not be commingled with any other funds or Property of any Grantor.
          (c) Any Borrower may from time to time at its discretion, deposit cash into a Collateral Account designated by Administrative Agent as the Collateral Account for the amount deposited therein to constitute Pledged Cash (the “Pledged Cash Account”). Subject to the terms and conditions set forth in the Credit Agreement, Administrative Agent shall disburse the amount requested by Borrowers to be withdrawn from any Pledged Cash Account, provided that such disbursement would not result in the amount of Pledged Cash being less than the amount specified on the most recent Borrowing Base Certificate received by the Administrative Agent.
          (d) Any income received by Administrative Agent with respect to the balance from time to time standing to the credit of any Collateral Account, including any interest or capital gains on Cash Equivalents, shall remain, or be deposited, in such Collateral Account. The cash amounts on deposit from time to time in any Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Obligations until applied thereto as hereinafter provided.
          (e) Amounts on deposit in any Collateral Account shall be invested and re-invested from time to time in such Cash Equivalents as Borrowers shall determine, which Cash Equivalents shall be under the control of Administrative Agent, provided that, if a Dominion Trigger Period has occurred and is continuing, Administrative Agent shall, if instructed by the Majority Lenders, liquidate any such Cash Equivalents and deposit or cause the proceeds thereof to be deposited in the Dominion Account.
          (f) At Administrative Agent’s request in its Credit Judgment, each Grantor shall deliver to Administrative Agent copies of all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables to the extent such documents are in the possession of such Grantor or are otherwise reasonably capable of being obtained by such Grantor, including, without limitation, copies of all original orders, invoices and shipping receipts.
          6.2. Communications with Obligors; Grantors Remain Liable.
          (a) Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to any contract or other agreement to verify with them to Administrative Agent’s reasonable satisfaction the existence, amount and terms of any Receivables.
          (b) Administrative Agent may at any time notify, or require any Grantor to so notify, the Account Debtor or counterparty in respect of any Receivable of the security interest of Administrative Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, Administrative Agent may (i) upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the Account Debtor or counterparty to make all payments under the Receivables directly to Administrative Agent, or (ii) in the case of any Collateral in the possession or control of any warehouseman, bailee or any of the Grantor’s agents or processors, promptly upon request of Administrative Agent at the request of the Majority Lenders, the Borrower Agent shall notify such warehouseman, bailee, agent or processor of the security interests created hereby and to hold all such Collateral for Administrative Agent’s account subject to Administrative Agent’s instructions.
          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
          6.3. Proceeds to be Turned Over to Administrative Agent. In addition to the rights of the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, Cash Equivalents, checks and other Payment Items shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to Administrative Agent in the exact form received by such Grantor (duly endorsed by such Grantor to Administrative Agent, if required). All Proceeds while held by Administrative Agent (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.4.
          6.4. Application of Proceeds. If an Event of Default shall have occurred and be continuing, Administrative Agent may, at any time, apply all or any part of the net Proceeds constituting Collateral realized through the exercise by Administrative Agent of its remedies hereunder or under any other Loan Document, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the manner provided by Section 5.7 of the Credit Agreement.
          6.5. Code and Other Remedies.

          (a) If an Event of Default shall occur and be continuing, Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or its rights under any other Applicable Law or in equity. Without limiting the generality of the foregoing, Administrative Agent, while an Event of Default has occurred and is continuing, without demand, performance, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each purchaser at any such sale shall hold the Property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by Applicable Law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Administrative Agent may sell the Collateral without giving any warranties as to the Collateral. Administrative Agent may specifically disclaim or modify any warranties of title or the like. To the extent permitted by Applicable Law, each Grantor hereby waives any claims against Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at Administrative Agent’s request, to assemble its Collateral and make it available to Administrative Agent at places which Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. Administrative Agent shall have the right to enter onto the Property where any Collateral is located and take possession thereof with or without judicial process and shall be entitled to use or employ , without charge, all items of Intellectual Property used or employed by any Grantor.
          (b) Administrative Agent shall apply the net proceeds of any action taken by it pursuant to Section 5.7 of the Credit Agreement. If Administrative Agent sells any of the Collateral upon credit, the applicable Grantor will be credited only with payments actually made by the purchaser and received by Administrative Agent. In the event the purchaser fails to pay for the Collateral, Administrative Agent may resell the Collateral and the applicable Grantor shall be credited with proceeds of the sale. To the extent permitted by Applicable Law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by them of any rights hereunder.
          6.6. Waiver; Deficiency. Subject to the terms of Section 2.1(b), each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and any Attorney Costs incurred by any Secured Party to collect such deficiency.
SECTION 7. ADMINISTRATIVE AGENT
          7.1. Administrative Agent’s Appointment as Attorney-in-Fact, etc.
          (a) Each Grantor hereby irrevocably constitutes and appoints Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor and in its or a Grantor’s name, but at the cost and expense of Borrowers, to do any or all of the following:
          (i) Indorse a Grantor’s name on any Payment Item or other Proceeds of Collateral (including proceeds of insurance) that come into Administrative Agent’s possession or control;
          (ii) File any financing statements (and other similar filings or public records or notices relating to the perfection of Liens), fixture filings, and amendments thereto relating to the Collateral which Administrative Agent deems appropriate, each in form and substance required by Administrative Agent, and to (i) describe the Collateral thereon by specific collateral category and (ii) include therein all other information which is required by Article 9 of the UCC or other Applicable Law with respect to the preparation or filing of a financing statement (or other similar filings or public records or notices relating to the perfection of Liens), fixture filing, or amendment thereto;
          (iii) During the existence of an Event of Default, (i) transfer any of the Collateral into the name of Administrative Agent or the name of Administrative Agent’s nominee; (ii) notify any Account Debtors of the assignment of Accounts owed by such Account Debtors, demand and enforce payment of Accounts by legal proceedings or otherwise, and generally exercise any rights and remedies with respect to Accounts; (iii) settle, adjust, modify, compromise, discharge, or release any Accounts or other Collateral or any legal proceedings brought to collect Accounts or Collateral; (iv) sell or assign any Accounts and other Collateral upon such terms, for such amounts, and at such times as Administrative Agent deems advisable; (v) collect, liquidate, and receive balances in Investment Accounts and take control, in any manner, of Proceeds of Collateral; (vi) prepare, file, and sign a Grantor’s name to a proof of claim or other document in any bankruptcy or similar proceeding of or relating to any Account Debtor or to any notice, assignment, or satisfaction of Lien or similar document; (vii) receive, open, and dispose of mail addressed to any Grantor and notify postal authorities to deliver any such mail to an address designated by Administrative Agent; (viii) indorse any Chattel Paper, Document, Instrument, or other document or agreement relating to any Accounts, Inventory, or other Collateral; (ix) use Grantors’ stationery and sign its name to verifications of Accounts and notices to Account Debtors; (x) use information contained in any data processing, electronic, or information systems relating to Collateral; (xi) make and adjust claims under insurance policies; (xii) take any action as may be necessary or appropriate to obtain payment under any letter of credit, banker’s acceptance, or other instrument for which any Grantor is a beneficiary; and (xiii) take all other actions as Administrative Agent reasonably deems appropriate to fulfill any Grantor’s obligations under the Loan Documents. Each Grantor grants Administrative Agent a non-exclusive license and right to use, without royalty or other charge, such Grantor’s intellectual and other property (including, without limitation, any licensed intellectual property, unless prohibited by the enforceable terms of such license) after the occurrence and during the continuance of an Event of Default for purposes of advertising any Collateral for sale, collecting any Accounts, disposing of or liquidating any Collateral, settling claims, or otherwise exercising any of its rights and remedies under the Loan Documents (including, without limitation, labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, product line names, advertising materials, and any other property of a similar nature). Each Grantor’s rights under all licenses and all franchise agreements shall inure to Administrative Agent’s benefit. Each Borrower shall be liable for any and all documented out-of-pocket expense incurred in connection with Administrative Agent’s exercising its rights under this Section 7.1(a).
          (b) If any Grantor fails to perform or comply with any of its covenants contained herein, Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with this Agreement; provided, however, that unless an Event of Default has occurred and is continuing, Administrative Agent shall not exercise this power without first making demand on the Grantor and the Grantor failing to promptly comply therewith.
          (c) The expenses of Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to Administrative Agent not later than ten (10) Business Days after written demand therefor.
          (d) Each Grantor hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done in accordance herewith. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          7.2. Duty of Administrative Agent. Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as Administrative Agent deals with similar Property for its own account. To the extent permitted under Applicable Law, neither Administrative Agent, nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from their own gross negligence, bad faith or willful misconduct.
          7.3. Authorization of Financing Statements. Each Grantor acknowledges that pursuant to Section 9-509(b) of the New York UCC and any other Applicable Law, Administrative Agent is authorized to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as Administrative Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of Administrative Agent under this Agreement. Each Grantor agrees that such financing statements may describe the collateral in the same manner as described herein, or such other description as Administrative Agent, in its sole judgment, determines is necessary or advisable. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.
          7.4. Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of Administrative Agent under this Agreement with respect to any action taken by Administrative Agent or the exercise or non-exercise by Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Administrative Agent and the Grantors, Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
          7.5. Appointment of Co-Agents. At any time or from time to time, in order to comply with any requirement of law, Administrative Agent may appoint another Secured Party, either to act as co-agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and which may be specified in the instrument of appointment (which may, in the discretion of Administrative Agent, include provisions for indemnification and similar protections of such co-agent or separate agent).
SECTION 8. MISCELLANEOUS
          8.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 12.1 of the Credit Agreement.
          8.2. Notices. All notices, requests and demands to or upon Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 12.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1.
          8.3. No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
          8.4. Enforcement Expenses; Indemnification.
          (a) Each Grantor agrees (i) to pay or reimburse Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by Administrative Agent in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof, and the consummation and administration of the transactions contemplated hereby and thereby, including all reasonable Attorney Costs for Administrative Agent, and (ii) to pay or reimburse Administrative Agent and each Lender for all out-of-pocket expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs and the allocated cost of internal counsel. The foregoing costs and expenses shall include all search, filing, recording and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by Administrative Agent and the cost of independent public accountants and other outside experts retained by Administrative Agent in its Permitted Discretion. All amounts due under this Section 8.4 shall be payable within ten (10)

Business Days after written demand therefor. The agreements in this Section shall survive the termination of this Agreement.
          (b) Each Grantor shall indemnify each Agent-Related Person (and any sub-agent thereof), each Lender, and each Issuing Bank, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Claims, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Grantor or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan, or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any Subject Property, or any Environmental Liabilities and Costs related in any way to any Grantor or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Group Member or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, (y) result from a claim brought by any Grantor or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Grantor or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) arise out of Claims solely among Indemnitees (other than (i) any Claim against Administrative Agent or any Agent-Related Person in its capacity as such and (ii) Claims which result from the action or inaction of any Grantor). All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor.
          (c) To the fullest extent permitted by Applicable Law, each Grantor shall not assert, and each Grantor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

          8.5. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent.
          8.6. Set-Off. In addition to any rights and remedies of the Secured Parties provided by law, upon the occurrence and during the continuance of any Event of Default, each Secured Party and each of their respective Affiliates is authorized at any time and from time to time, without prior notice to each Grantor, any such notice being expressly waived by each Grantor and each other Loan Party to the fullest extent permitted by Applicable Law, to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party or any branch or agency thereof to or for the credit or the account of each Grantor or any other Loan Party, as the case may be. Each Secured Party agrees promptly to notify Grantors and Administrative Agent after any such set-off and application made by such Secured Party; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.
          8.7. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with Grantors and Administrative Agent.
          8.8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and the parties shall endeavor in good faith negotiations to replace such prohibited or unenforceable provision with a valid provision the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          8.9. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
          8.10. Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, Administrative Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF

PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
          8.11. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF; PROVIDED THAT EACH SECURED PARTY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
          8.12. Submission to Jurisdiction; Waivers. Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York sitting in the County of New York or of the United States for the Southern District of New York, and by execution and delivery of this Agreement, Administrative Agent and each Grantor consents, for itself and in respect of its Property, to the non-exclusive jurisdiction of those courts. Administrative Agent and each Grantor irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of any Loan Document or other document related thereto. Each Grantor and each Secured Party waives personal service of any summons, complaint or other process, which may be made by any other means permitted by the Applicable Law of such state.
          8.13. Acknowledgments. Each Grantor hereby acknowledges that:
          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
          (b) no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
          (c) no partnership or joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.
          8.14. Additional Grantors. Each Subsidiary of any Borrower that is required to become a party to this Agreement pursuant to Section 8.11 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Joinder Agreement in the form of Exhibit A hereto.
          8.15. Releases.
          (a) Pursuant to Section 12.14(a) of the Credit Agreement, Administrative Agent is authorized by the Lenders (without requirement of notice to or consent of any Secured Party except as expressly required by Section 12.1 of the Credit Agreement) to take any action requested by any Grantor having the effect of releasing any Collateral or Guarantee Obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 12.1 of the Credit Agreement or (ii) to release Collateral to the extent provided in Section 12.14(b) of the Credit Agreement or (iii) to release any Guarantor (other than the Company) from this Agreement upon its designation as an Unrestricted Subsidiary or if such Guarantor ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents or (iv) upon Payment in Full of all of the Obligations and payment in full of any other Secured Obligations (or other arrangements satisfactory to the provider of such other Secured Obligations in such provider’s sole discretion), termination of the Revolving Commitments and at such time as no Letters of Credit shall be outstanding. In connection with the releases of Collateral and Guarantee Obligations under Section 12.14(a)(iii), the Collateral shall be released from the Liens created by this Agreement, and this Agreement and all obligations (other than those expressly stated to survive such termination) of Administrative Agent and each Loan Party under this Agreement shall terminate, all without delivery of any instrument or performance of any act by any Person, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, Administrative Agent shall promptly deliver to such Grantor any Collateral held by Administrative Agent hereunder, and shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral to evidence such termination.
          (b) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of Administrative Agent subject to such Grantor’s rights under Section 9-509(d)(2) of the New York UCC.
          8.16. WAIVER OF JURY TRIAL. EACH GRANTOR AND ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

HOLLYFRONTIER CORPORATION (f/k/a Holly Corporation)
BLACK EAGLE, INC.
EAGLE CONSOLIDATION LLC
ETHANOL MANAGEMENT COMPANY LLC
FRONTIER EL DORADO REFINING LLC
FRONTIER HOLDINGS LLC
FRONTIER OIL AND REFINING COMPANY LLC
FRONTIER OIL CORPORATION
FRONTIER PIPELINE LLC
FRONTIER REFINING & MARKETING LLC
FRONTIER REFINING LLC
HOLLY BIOFUELS LLC
HOLLY PAYROLL SERVICES, INC.
HOLLY PETROLEUM, INC.
HOLLY REALTY, LLC
HOLLY REFINING & MARKETING COMPANY LLC
HOLLY REFINING & MARKETING — TULSA LLC
HOLLY REFINING & MARKETING COMPANY —
WOODS CROSS LLC
HOLLY REFINING COMMUNICATIONS, INC.
HOLLY TRANSPORTATION LLC
HOLLY UNEV PIPELINE COMPANY
HOLLY WESTERN ASPHALT COMPANY
HOLLYMARKS, LLC
HRM REALTY, LLC
LEA REFINING COMPANY
NAVAJO HOLDINGS, INC.
NAVAJO PIPELINE GP, L.L.C.
NAVAJO PIPELINE LP, L.L.C.
NAVAJO REFINING COMPANY, L.L.C.
NAVAJO REFINING GP, L.L.C.
NAVAJO WESTERN ASPHALT COMPANY

By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT

NAVAJO PIPELINE CO., L.P. By: Navajo Pipeline GP, L.L.C., its general partner
By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

NK ASPHALT PARTNERS, DBA HOLLY ASPHALT COMPANY By: Holly Western Asphalt Company, its general partner By: Navajo Western Asphalt Company, its general partner
By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

HRM MONTANA LLC MONTANA RETAIL COMPANY LLC NAVAJO NORTHERN, INC.
By:	/s/ Stephen D. Wise
	Name:	Stephen D. Wise
	Title:	Vice President and Treasurer

2

UNION BANK, N.A., as Administrative Agent
By:	/s/ John McNamara
	Name:	John McNamara
	Title:	Sr. Vice President

SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT

Schedule 1
NOTICE ADDRESSES OF GUARANTORS

Grantor and Guarantor	Notice Address
All Grantors and Guarantors	2828 N. Harwood, Suite 1300
Dallas, TX 75201
Attn: Doug Aron and Steve Wise
Telephone: (214) 871-3877
Facsimile: (214) 237-3051
Email: steve.wise@hollycorp.com

SCHEDULE 1 - 1

Schedule 2
INVESTMENT ACCOUNTS

Bank	Account Name	Account Number	Purpose
Bank of America	HollyFrontier Corporation		Master concentration

Bank of America	Holly Refining & Marketing Company LLC		Wire / Lockbox / ACH receipts

Bank of America	Holly Refining & Marketing Company LLC		Outgoing wire / ACH payments

Bank of America	Holly Refining & Marketing Company LLC		EFT settlement (direct debit customers)

Bank of America	Holly Refining & Marketing Company LLC		Accounts payable controlled disbursement

Bank of America	Holly Refining & Marketing Company LLC		Special purpose / right of way check payments

Bank of America	Holly Refining & Marketing Company LLC		Lease crude payments (wires, checks, & ACH)

Bank of America	Navajo Refining Co., L.L.C		Old lease crude payments (to be closed)

Bank of America	HollyPayroll Services, Inc.		Payroll settlement

Bank of America	HollyFrontier Corporation		Flex spending controlled disbursement, ACH settlement

BBVA Compass	HollyFrontier Corporation		Compensating balance account

UMB Arizona	HollyFrontier Corporation		Compensating balance account

SCHEDULE 2 - 1

Bank	Account Name	Account Number	Purpose
Fidelity Investments	HollyFrontier Corporation		Investment account

Brown Brothers Harriman	HollyFrontier Corporation		Investment account

Union Bank	HollyFrontier Corporation		Master concentration account for legacy FTO

Union Bank	Frontier Oil and Refining Company LLC		Revenue distribution account — legacy FTO

Union Bank	Frontier Oil and Refining Company LLC		General accounts payable — legacy FTO

Union Bank	HollyFrontier Corporation		Investment account

Union Bank	Frontier Refining LLC		Miscellaneous account — legacy FTO

Frost Bank	HollyFrontier Corporation		Legacy FTO corporate payments and related sweep account

Wells Fargo Bank	Frontier Oil and Refining Company LLC		Lockbox and EFT settlement account — legacy FTO

Wells Fargo Bank	Holly Payroll Services, Inc.		Payroll account — legacy FTO

Wells Fargo Bank	HollyFrontier Corporation		Section 125 account — legacy FTO

Wells Fargo Bank	HollyFrontier Corporation		Medical payments account — legacy FTO

Wells Fargo Bank	Frontier El Dorado Refining LLC		Petty cash account — El Dorado refinery

Wells Fargo Bank	Frontier Refining LLC		Petty cash account — Cheyenne refinery

SCHEDULE 2 - 2

Bank	Account Name	Account Number	Purpose
Wells Fargo Bank	HollyFrontier Corporation		Investment account — legacy FTO

Wells Fargo Bank	Frontier Oil Corporation		Investment account — legacy FTO

Reich & Tang	Frontier Oil Corporation		Investment account — legacy FTO

US Bank	Frontier Oil and Refining Company LLC		Investment account — legacy FTO

Name and Address of Depository
Loan Party	Institution	Account Number
HollyRefining & Marketing Company LLC	Bank of America Global Treasury Services 901 Main Street, 10th Floor Dallas, TX 75202

Frontier Oil and Refining Company LLC	Wells Fargo Bank 1700 Lincoln, 6th Floor Denver, CO 80203

SCHEDULE 2 - 3

Schedule 3
FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS
Uniform Commercial Code Filings

Grantors	Filing Office
Black Eagle, Inc.	Delaware Secretary of State

Eagle Consolidation LLC	Delaware Secretary of State

Ethanol Management Company LLC	Delaware Secretary of State

Frontier El Dorado Refining LLC	Delaware Secretary of State

Frontier Holdings LLC	Delaware Secretary of State

Frontier Oil and Refining Company LLC	Delaware Secretary of State

Frontier Oil Corporation	Wyoming Secretary of State

Frontier Pipeline LLC	Delaware Secretary of State

Frontier Refining & Marketing LLC	Delaware Secretary of State

Frontier Refining LLC	Delaware Secretary of State

Holly Biofuels LLC	Delaware Secretary of State

HollyFrontier Corporation	Delaware Secretary of State

Holly Payroll Services, Inc.	Delaware Secretary of State

Holly Petroleum, Inc.	Delaware Secretary of State

Holly Realty, LLC	Delaware Secretary of State

Holly Refining & Marketing Company LLC	Delaware Secretary of State

Holly Refining & Marketing — Tulsa LLC	Delaware Secretary of State

Holly Refining & Marketing Company — Woods Cross LLC	Delaware Secretary of State

Holly Refining Communications, Inc.	Delaware Secretary of State

Holly Transportation LLC	Delaware Secretary of State

Holly UNEV Pipeline Company	Delaware Secretary of State

Holly Western Asphalt Company	Delaware Secretary of State

Hollymarks, LLC	Delaware Secretary of State

HRM Montana LLC	Montana Secretary of State

HRM Realty, LLC	Delaware Secretary of State

LEA Refining Company	Delaware Secretary of State

Montana Retail Company LLC	Delaware Secretary of State

Navajo Holdings, Inc.	New Mexico Secretary of State

Navajo Northern, Inc.	Nevada Secretary of State

Navajo Pipeline Co., L.P.	Delaware Secretary of State

Navajo Pipeline GP, L.L.C.	Delaware Secretary of State

Navajo Pipeline LP, L.L.C.	Delaware Secretary of State

Navajo Refining Company, L.L.C.	Delaware Secretary of State

Navajo Refining GP, L.L.C.	Delaware Secretary of State

Navajo Western Asphalt Company	New Mexico Secretary of State

NK Asphalt Partners d/b/a Holly Asphalt Company	New Mexico Secretary of State

SCHEDULE 3 - 1

Other Actions
None.

SCHEDULE 3 - 2

Schedule 4
EXACT LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE OR SOLE PLACE OF BUSINESS

			Federal Tax	Organization
	Jurisdiction of		Identification	Identification
Legal Name	Organization	Type of Entity	Number	Number
Black Eagle, Inc.	Delaware	Corporation	86-0418920	0923277

Eagle Consolidation LLC	Delaware	Limited Liability Company	45-2464286	4988402

Ethanol Management Company LLC	Delaware	Limited Liability Company	84-0933639	5004637

Frontier El Dorado Refining LLC	Delaware	Limited Liability Company	91-2002334	3098810

Frontier Holdings LLC	Delaware	Limited Liability Company	13-3504072	4236542

Frontier Oil and Refining Company LLC	Delaware	Limited Liability Company	84-1018461	2079482

Frontier Oil Corporation	Wyoming	Corporation	74-1895085	1980-000139666

Frontier Pipeline LLC	Delaware	Limited Liability Company	93-1023412	2202550

Frontier Refining & Marketing LLC	Delaware	Limited Liability Company	22-2899938	2163960

Frontier Refining LLC	Delaware	Limited Liability Company	22-2899378	2163962

SCHEDULE 4 - 1

			Federal Tax	Organization
	Jurisdiction of		Identification	Identification
Legal Name	Organization	Type of Entity	Number	Number
Holly Biofuels LLC	Delaware	Limited Liability Company	90-0708910	4973339

HollyFrontier Corporation	Delaware	Corporation	75-1056913	0410607

Holly Payroll Services, Inc.	Delaware	Corporation	20-3697326	4052098

Holly Petroleum, Inc.	Delaware	Corporation	75-2278460	2179734

Holly Realty, LLC	Delaware	Limited Liability Company	27-0324981	4684449

Holly Refining & Marketing Company LLC	Delaware	Limited Liability Company	20-2008139	3895432

Holly Refining & Marketing — Tulsa LLC	Delaware	Limited Liability Company	26-4397673	4660942

Holly Refining & Marketing Company — Woods Cross LLC	Delaware	Limited Liability Company	61-1443519	3626422

Holly Refining Communications, Inc.	Delaware	Corporation	30-0153958	3630484

Holly Transportation LLC	Delaware	Limited Liability Company	26-3857253	4618058

Holly UNEV Pipeline Company	Delaware	Corporation	26-1123552	4407728

Holly Western Asphalt Company	Delaware	Corporation	20-2247613	3914058

Hollymarks, LLC	Delaware	Limited Liability Company	27-0325040	4684446

HRM Montana LLC	Montana	Limited Liability Company	74-2319946	A16922

HRM Realty, LLC	Delaware	Limited Liability Company	27-0325063	4684448

LEA Refining Company	Delaware	Corporation	75-1520093	827851

SCHEDULE 4 - 2

			Federal Tax	Organization
	Jurisdiction of		Identification	Identification
Legal Name	Organization	Type of Entity	Number	Number
Montana Retail Company LLC	Delaware	Limited Liability Company	75-2755370	2850166

Navajo Holdings, Inc.	New Mexico	Corporation	85-0284908	1060094

Navajo Northern, Inc.	Nevada	Corporation	75-1590700	C1148-1978

Navajo Pipeline Co., L.P.	Delaware	Limited Partnership	75-1611333	855544

Navajo Pipeline GP, L.L.C.	Delaware	Limited Liability Company	52-2364943	3418355

Navajo Pipeline LP, L.L.C.	Delaware	Limited Liability Company	85-0484420	3418494

Navajo Refining Company, L.L.C.	Delaware	Limited Liability Company	85-0301920	4380177

Navajo Refining GP, L.L.C.	Delaware	Limited Liability Company	75-2967465	3418360

Navajo Western Asphalt Company	New Mexico	Corporation	85-0228825	786129

NK Asphalt Partners d/b/a Holly Asphalt Company	New Mexico	General Partnership	85-0471346	GPD2000071301
(b) Prior names of each Grantor over the past five (5) years:

Legal Name of Grantor	Date of Change	Description of Name Change
Navajo Refining Company, L.L.C.	June 29, 2007	Navajo Refining Company, L.P., a Delaware limited partnership, merged into Navajo Refining Company, L.L.C.,

a Delaware limited liability company.

SCHEDULE 4 - 3

Legal Name of Grantor	Date of Change	Description of Name Change
HRM Montana LLC	July 17, 2009	Montana Refining Corporation, a Partnership, a Montana general partnership, changed its name to HRM Montana, a Montana general partnership.

	June 30, 2011	HRM Montana, a Montana general partnership converted to a Montana limited liability company and changed its name to HRM Montana LLC.

Holly Refining & Marketing — Tulsa LLC	May 19, 2009	Holly Refining & Marketing — MidCon, L.L.C., a Delaware limited liability company changed its name to Holly Refining & Marketing Company — Tulsa LLC, a Delaware limited liability company.

Holly Transportation LLC	October 28, 2010	Holly Trucking, L.L.C., a Delaware limited liability company changed its name to Holly Transportation LLC, a Delaware limited liability company.

Holly Refining & Marketing Company LLC	December 31, 2010	Holly Refining & Marketing Company, a Delaware corporation converted to a Delaware limited liability company and changed its name to Holly Refining & Marketing Company LLC.

Holly Refining & Marketing Company — Woods Cross LLC	December 31, 2010	Holly Refining & Marketing Company — Woods Cross, a Delaware corporation converted to a Delaware limited liability company and changed its name to Holly Refining & Marketing Company — Woods Cross LLC.

	May 31, 2011	Woods Cross Refining Company, L.L.C., a Delaware limited liability company, merged into Holly Refining & Marketing Company — Woods Cross LLC.

Montana Retail Company LLC	May 29, 2011	Montana Retail Corporation, a Delaware corporation converted to a Delaware limited liability company and changed its name to Montana Retail Company LLC.

SCHEDULE 4 - 4

Legal Name of Grantor	Date of Change	Description of Name Change

Eagle Consolidation LLC	May 31, 2011	Holly Utah Holdings, Inc., a Delaware corporation, N148H
Exchange, LLC, a Delaware limited liability company, and N560B Exchanges, LLC, a Delaware limited liability company, each merged into Eagle Consolidation LLC.

	June 30, 2011	Navajo Crude Oil Purchasing, Inc., a Delaware corporation, merged into Eagle Consolidation LLC.

Navajo Refining Company, L.L.C.	May 31, 2011	Lorefco, Inc., a Delaware corporation, merged into Navajo Refining Company, L.L.C.

HollyFrontier Corporation	May 31, 2011	Navajo Refining L.P., L.L.C., a Delaware limited liability company, merged into HollyFrontier Corporation, formerly known as Holly Corporation,.

Navajo Pipeline Co., L.P.	May 31, 2011	Porcupine Ridge Pipeline, LLC, a Delaware limited liability company, merged into Navajo Pipeline Co., L.P.

Ethanol Management Company LLC	June 30, 2011	Ethanol Management Company, a Colorado corporation converted to a Delaware limited liability company and changed its name to Ethanol Management Company LLC.

Frontier El Dorado Refining LLC	June 30, 2011	Frontier El Dorado Refining Company, a Delaware corporation converted to a Delaware limited liability company and changed its name to Frontier El Dorado Refining LLC.

Frontier Holdings LLC	June 30, 2011	Frontier Holdings Inc., a Delaware corporation converted to a Delaware limited liability company and changed its name to Frontier Holdings LLC.

Frontier Oil and Refining Company LLC	June 30, 2011	Frontier Oil and Refining Company, a Delaware corporation converted to a Delaware limited liability company and changed its name to Frontier Oil and Refining Company LLC.

Frontier Pipeline LLC	June 30, 2011	Frontier Pipeline Inc., a Delaware corporation converted to a Delaware limited liability company and changed its name to

Frontier Pipeline LLC.

SCHEDULE 4 - 5

Legal Name of Grantor	Date of Change	Description of Name Change
Frontier Refining & Marketing LLC	June 30, 2011	Frontier Refining & Marketing Inc., a Delaware corporation converted to a Delaware limited liability company and changed its name to Frontier Refining & Marketing LLC.

Frontier Refining LLC	June 30, 2011	Frontier Refining Inc., a Delaware corporation converted to a Delaware limited liability company and changed its name to Frontier Refining LLC.

HollyFrontier Corporation	July 1, 2011	Holly Corporation, a Delaware corporation, changed its name to HollyFrontier Corporation.
(c) Chief executive office of each Grantor:

Grantor	Address of Chief Executive Office
All Grantors except those listed below:	2828 N. Harwood
Suite 1300
Dallas, TX 75201

Navajo Pipeline LP, L.L.C.	501 East Main
NK Asphalt Partners d/b/a/ Holly	Artesia, NM 88210
Asphalt Company

SCHEDULE 4 - 6

Schedule 5
LOCATION OF INVENTORY
Parcels of Real Property owned by a Group Member:

Name of Group Member	Location	Description of Assets
Navajo Refining Company, L.L.C.	501 E. Main St. Artesia, NM 88210 Eddy County, NM	Inventory Artesia refinery

Navajo Refining Company, L.L.C.	501 E. Main St. Artesia, NM 88210 Eddy County, NM	Inventory Diesel storage — Trucking

Navajo Refining Company, L.L.C.	7406 South Main St. Lovington, NM 88260 Lea County, NM	Inventory Lovington refinery

Holly Refining & Marketing Company — Woods Cross LLC	393 South 800 West Woods Cross, UT 84087 Davis County, UT	Inventory — Refinery

NK Asphalt Partners d/b/a Holly Asphalt Company	7110 W. Northern Avenue Glendale, AZ 85303 Maricopa County, AZ	Inventory Terminal

NK Asphalt Partners d/b/a Holly Asphalt Company	4949 Edith Blvd. NE Albuquerque, NM 87107 Bernalillo County, NM	Inventory Terminal

NK Asphalt Partners d/b/a Holly Asphalt Company	2411 N. Freeman Artesia, NM 88210 Eddy County, NM	Inventory Terminal

SCHEDULE 5 - 1

Name of Group Member	Location	Description of Assets
NK Asphalt Partners d/b/a Holly Asphalt Company	131 S. 57th Avenue Phoenix, AZ 85043 Maricopa County, AZ	Inventory Terminal

NK Asphalt Partners d/b/a Holly Asphalt Company	1611 Marshall St. Lubbock, TX 79403 Lubbock County, TX	Inventory Terminal

Holly Refining & Marketing — Tulsa LLC	1700 S. Union Ave Tulsa, OK 74107 Tulsa County, OK	Inventory Tulsa Refinery

Holly Refining & Marketing — Tulsa LLC	902 West 25th Street Tulsa, OK 74101 Tulsa County, OK	Inventory Tulsa Refinery

Frontier El Dorado Refining LLC	1401 Douglas Road El Dorado, KS 67042 Butler County, KS	Inventory El Dorado Refinery

Frontier Refining LLC	2700 E. 5th Street Cheyenne, WY 82007 Laramie County, WY	Inventory Cheyenne Refinery

Ethanol Management Company LLC	8501 East 96th Avenue Henderson, CO 80640	Inventory Terminal
Parcels of Real Property leased by a Group Member:

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	Williams	Conway, KS	Inventory Off-Site Storage

Holly Refining & Marketing Company LLC	Enterprise Products Partners, L.P.	Hobbs, NM	Inventory Terminal

SCHEDULE 5 - 2

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	Enterprise Products Partners, L.P.	Conway, KS, to Hobbs, NM	Inventory In transit

Navajo Refining Company, L.L.C.	HEP Refining, L.L.C.	Moriarty, NM	Inventory Terminal

Navajo Refining Company, L.L.C.	Sacramento Energy	Loco Hills, NM	Inventory Off-Site Storage

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Lovington, NM, to Artesia, NM	Inventory 8” Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Lovington, NM, to Artesia, NM	Inventory 10” Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Pipeline Assets, Limited Partnership	Artesia, NM, to El Paso, TX	Inventory 6” Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Pipeline Assets, Limited Partnership	Artesia, NM, to Orla, TX, to El Paso, TX	Inventory 8/12/8” Pipeline Line Fill

Holly Refining & Marketing Company LLC	Enterprise Products Partners, L.P. (1)	Artesia, NM, to Bloomfield, NM	Inventory 12/8” Pipeline Line Fill

Holly Refining & Marketing Company LLC	Leased by HEP Pipeline, L.L.C., from City of Roswell, NM	Roswell, NM	Inventory Terminal

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Artesia, NM, to Roswell, NM	Inventory 4” Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Refining, L.L.C.	Bloomfield, NM	Inventory Terminal

Holly Refining & Marketing Company LLC	Plains Pipeline Company	El Paso, TX, to Albuquerque, NM	Inventory Plains Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Refining Assets, L.P.	El Paso, TX El Paso County, TX	Inventory Terminal

SCHEDULE 5 - 3

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	Kinder Morgan Energy Partners, L.P.’s SFPP, L.P.	El Paso, TX, to Phoenix, AZ	Inventory Kinder Morgan Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Refining, L.L.C.	Tucson, AZ	Inventory Terminal

Holly Refining & Marketing Company LLC	Chevron Pipeline Co.	Albuquerque, NM	Inventory Terminal

Holly Refining & Marketing Company LLC	Western Refining	Albuquerque, NM	Inventory Terminal

Holly Refining & Marketing Company LLC	Western Refining	El Paso, TX	Inventory Terminal

Holly Refining & Marketing Company LLC	Kinder Morgan Energy Partners, L.P.’s SFPP, L.P.	Tucson, AZ	Inventory Community Terminal

Holly Refining & Marketing Company LLC	Kinder Morgan Energy Partners, L.P.’s SFPP, L.P.	Phoenix, AZ	Inventory Community Terminal

Holly Refining & Marketing Company LLC	Arizona Petroleum	Tucson, AZ	Inventory Terminal

Holly Refining & Marketing Company LLC	Caljet	Phoenix, AZ	Inventory Terminal

Holly Refining & Marketing Company LLC	Kinder Morgan	Phoenix, AZ	Inventory Terminal

Holly Refining & Marketing Company LLC	Pro Petroleum	Phoenix, AZ	Inventory Terminal

Holly Refining & Marketing Company LLC	Chevron Pipeline Company	Woods Cross, UT, to Spokane, WA	Inventory Chevron Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Woods Cross, L.L.C., and Sinclair each own a 50% interest	Boise, ID Ada County, ID	Inventory Terminal

SCHEDULE 5 - 4

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	Northwest Terminalling Company (subsidiary of Chevron)	Boise, ID Ada County, ID	Inventory Terminal

Holly Refining & Marketing Company LLC	HEP Woods Cross, L.L.C., and Sinclair each own a 50% interest	Burley, ID Cassion County, ID	Inventory Terminal

Holly Refining & Marketing Company LLC	Northwest Terminalling Company (subsidiary of Chevron)	Pocatello, ID Bannock County, ID	Inventory Terminal

Holly Refining & Marketing Company LLC	Northwest Terminalling Company (subsidiary of Chevron)	Pasco, WA	Inventory Terminal

Holly Refining & Marketing Company LLC	HEP Woods Cross, L.L.C.	Spokane, WA	Inventory Terminal

Holly Refining & Marketing Company LLC	UNEV Pipeline, L.L.C.	Cedar City, UT	Inventory Terminal

Holly Refining & Marketing Company LLC	Teppco	Cushing, OK	Inventory Terminal

Holly Refining & Marketing Company LLC	Sunoco Logistics	Tulsa, OK	Inventory Terminal and Pipeline

Holly Refining & Marketing Company LLC	Magellan	Tulsa, OK Pleasant Hill, IA Ft. Smith, AR Kansas City, KS St. Paul, MN Oklahoma City, OK Omaha, NE Sioux City, IA Sioux Falls, SD and certain other immaterial locations throughout the mid-continent region in the Magellan mid-continent pipeline.	Inventory Terminals and Line Fill

Holly Refining & Marketing Company LLC	Kansas City International Airport	Kansas City, MO	Inventory Terminal

SCHEDULE 5 - 5

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	Omaha Airport Authority	Omaha, NE	Inventory Terminal

Holly Refining & Marketing Company LLC	Transflo	Atlanta, GA	Inventory Terminal

Holly Refining & Marketing Company LLC	Alon USA	Big Spring, TX	Inventory Terminal

Holly Refining & Marketing Company LLC	PetroSource	Catoosa, OK	Inventory Terminal

Holly Refining & Marketing Company LLC	Sunoco Logistics	Cleveland, OH	Inventory Terminal

Holly Refining & Marketing Company LLC	Truck Rail Handling	Fremont, CA	Inventory Terminal

Holly Refining & Marketing Company LLC	Southeast Fleet Service	Lexington, NC	Inventory Terminal

Holly Refining & Marketing Company LLC	Transflo	North Haven, CT	Inventory Terminal

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Artesia, NM	Line Fill

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Lovington, NM	Line Fill

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Lovington, NM	Line Fill 8” Lovington — Beeson

Holly Refining & Marketing Company LLC	Roadrunner Pipeline L.L.C. (owned by HEP)	Artesia, NM	Line Fill Roadrunner PL

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Lovington/Artesia, NM	Line Fill 16” Beeson — Lovington PL

SCHEDULE 5 - 6

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Artesia, NM	Line Fill

Holly Refining & Marketing Company LLC	Kinder Morgan	Tucson, AZ	Line Fill

Holly Refining & Marketing Company LLC	Keystone	Hardisty, AB	Line Fill

Holly Refining & Marketing Company LLC	Plains Pipeline	Tulsa, OK	Inventory Tank Farm

Holly Refining & Marketing Company LLC	Coffeyville Resources	Phillipsburg, KS	Inventory Terminal

Holly Refining & Marketing Company LLC	OneOK	Conway, KS	Inventory Terminal

Holly Refining & Marketing Company LLC	York Rail	York, PA	Inventory Terminal

Holly Refining & Marketing Company LLC	Stolthaven	Houston, TX	Inventory Terminal

Holly Refining & Marketing Company LLC	Centurion Pipeline	Cushing, OK	Inventory Terminal

Holly Refining & Marketing Company LLC	Centurion Pipeline	Slaughter, TX	Inventory Terminal

Holly Refining & Marketing Company LLC	Enbridge	Flanagan, IL	Inventory Terminal

Holly Refining & Marketing Company LLC	Husky PL	Hardisty, AB	Inventory Terminal

Holly Refining & Marketing Company LLC	Enbridge Pipeline	Cushing, OK	Inventory Terminal

SCHEDULE 5 - 7

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	Plains Pipeline	Cushing, OK	Inventory Terminal

Holly Refining & Marketing Company LLC	Enterprise PL	Midland, TX	Inventory Terminal

Holly Refining & Marketing Company LLC	Ventura	Wilmington, CA	Inventory Terminal

Holly Refining & Marketing Company LLC	Transflo	Cleveland, OH	Inventory Terminal

Holly Refining & Marketing Company LLC	Texas City Oil Tanking	Texas City, TX	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Coralville, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Waterloo, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Columbia, MO	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Palmyra, MO	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Clear Lake, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Watertown, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	West Fargo, ND	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Grand Forks, ND	Inventory Terminal

SCHEDULE 5 - 8

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Magellan Pipeline	Doniphan, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Topeka, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Dubuque, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Carthage, MO	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Brookline, MO	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Milford, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Great Bend, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Scott City, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Aurora, CO	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Wathena, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Valley Center, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Roca, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Riverdale, IA	Inventory Terminal

SCHEDULE 5 - 9

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Magellan Pipeline	Oklahoma City, OK	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Salina, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Concordia, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Geneva, NB	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Osceola, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Norfolk, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Yankton, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Mitchell, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Wolsey, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Aberdeen, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Jamestown, ND	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Le Mars, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Milford, IA	Inventory Terminal

SCHEDULE 5 - 10

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Nustar	Hutchinson, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Columbus, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Sioux Falls, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	North Platte, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Hutchinson, KS, to Jamestown, ND	Line Fill

Frontier Oil and Refining Company LLC	Plains Sidney	Sidney, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Plains Sidney	Sidney, NE	Line Fill

Frontier Oil and Refining Company LLC	Plains Rocky Mountain	Rapid City, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Plains Rocky Mountain	Cheyenne, WY	Inventory Terminal

Frontier Oil and Refining Company LLC	Plains Rocky Mountain	DuPont, CO	Inventory Terminal

Frontier Oil and Refining Company LLC	Plains Rocky Mountain	Fountain, CO	Inventory Terminal

Frontier Oil and Refining Company LLC	Plains Rocky Mountain	Cheyenne, WY	Line Fill

Frontier Oil and Refining Company LLC	Sinclair Pipeline	Denver, CO	Line Fill

SCHEDULE 5 - 11

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Frontier Pipeline	Denver, CO	Line Fill

Frontier Oil and Refining Company LLC	True Oil	Baker, MT	Crude Inventory Pipeline

Frontier Oil and Refining Company LLC	Plains	Casper, WY	Crude Inventory Big Horn PL System

Frontier Oil and Refining Company LLC	Kinder Morgan	Hardisty, AB, to Casper, WY	Crude Inventory Express Pipeline

Frontier Oil and Refining Company LLC	Kinder Morgan	Buffalo, MT	Crude Inventory Station on Express PL

Frontier Oil and Refining Company LLC	Centennial Pipeline	Guernsey to Cheyenne, WY	Line Fill

Frontier Oil and Refining Company LLC	BP	Illinois	Crude Inventory ChiCap Pipeline

Frontier Oil and Refining Company LLC	Enbridge	Cushing, OK	Crude Inventory Spearhead PL

Frontier Oil and Refining Company LLC	Magellan	Cushing, OK	Crude Inventory Magellan/BP Pipeline

Frontier Oil and Refining Company LLC	Magellan	Cushing, OK	Crude Inventory Magellan Osage Pipeline

Frontier Oil and Refining Company LLC	Enterprise	Cushing, OK	Crude Inventory Terminal

Frontier Oil and Refining Company LLC	Plains	Cushing, OK	Crude Inventory Terminal

Frontier Oil and Refining Company LLC	Sem Group	Cushing, OK	Crude Inventory Terminal

SCHEDULE 5 - 12

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Inter Pipeline Fund	Edmonton, AB	Crude Inventory Inter Cold Lake West PL

Frontier Oil and Refining Company LLC	Enbridge	El Dorado, KS	Crude Inventory Terminal

Frontier Oil and Refining Company LLC	Enterprise	Freeport, TX	Crude Inventory Seaway PL

Frontier Oil and Refining Company LLC	True Oil	Fryburg, ND	Crude Inventory Four Bears Pipeline (fka Little Missouri Line)

Frontier Oil and Refining Company LLC	Plains	Ft. Laramie, WY	Crude Inventory Plains Cheyenne PL

Frontier Oil and Refining Company LLC	Plains	Ft. Laramie, WY	Crude Inventory Plains Salt Lake System

Frontier Oil and Refining Company LLC	True Oil	Guernsey, WY	Crude Inventory Belle Fourche PL

Frontier Oil and Refining Company LLC	True Oil	Guernsey, WY	Crude Inventory Guernsey Station

Frontier Oil and Refining Company LLC	Eighty Eight Oil Storage	Guernsey, WY	Crude Inventory Terminal

Frontier Oil and Refining Company LLC	Kinder Morgan	Guernsey, WY	Crude Inventory Platte Pipeline

Frontier Oil and Refining Company LLC	Inter Fund Pipeline	Hardisty, AB	Crude Inventory Inter Cold Lake South PL

Frontier Oil and Refining Company LLC	Husky Pipeline	Hardisty, AB	Crude Inventory

Frontier Oil and Refining Company LLC	Jayhawk Pipeline	McPherson, KS	Crude Inventory

SCHEDULE 5 - 13

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Plains	Midland, TX	Crude Inventory Plains Basin PL

Frontier Oil and Refining Company LLC	Enterprise	Midland, TX	Crude Inventory Terminal

Frontier Oil and Refining Company LLC	True Oil	Poplar, MT	Crude Inventory Bridger PL

Frontier Oil and Refining Company LLC	Suncor Pipeline	Denver, CO	Crude Inventory

Frontier Oil and Refining Company LLC	Sunoco Pipeline	Texas	Crude Inventory Sun PL Central Texas

(1)	A Subsidiary of HEP owns the Artesia to White Lakes Junction segment of the Artesia to Moriarty pipeline. The White Lakes Junction to Moriarty segment and the Moriarty to Bloomfield Pipeline is leased from Enterprise Products Partners, L.P. under a long-term lease agreement.

SCHEDULE 5 - 14

Schedule 6
BAILEES AND WAREHOUSEMEN
Parcels of Real Property leased by a Group Member:

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	Williams	Conway, KS	Inventory Off-Site Storage

Holly Refining & Marketing Company LLC	Enterprise Products Partners, L.P.	Hobbs, NM	Inventory Terminal

Holly Refining & Marketing Company LLC	Enterprise Products Partners, L.P.	Conway, KS, to Hobbs, NM	Inventory In transit

Navajo Refining Company, L.L.C.	HEP Refining, L.L.C.	Moriarty, NM	Inventory Terminal

Navajo Refining Company, L.L.C.	Sacramento Energy	Loco Hills, NM	Inventory Off-Site Storage

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Lovington, NM, to Artesia, NM	Inventory 8” Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Lovington, NM, to Artesia, NM	Inventory 10” Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Pipeline Assets, Limited Partnership	Artesia, NM, to El Paso, TX	Inventory 6” Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Pipeline Assets, Limited Partnership	Artesia, NM, to Orla, TX, to El Paso, TX	Inventory 8/12/8” Pipeline Line Fill

Holly Refining & Marketing Company LLC	Enterprise Products Partners, L.P. (1)	Artesia, NM, to Bloomfield, NM	Inventory 12/8” Pipeline Line Fill

Holly Refining & Marketing Company LLC	Leased by HEP Pipeline, L.L.C., from City of Roswell, NM	Roswell, NM	Inventory Terminal

SCHEDULE 6 - 1

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Artesia, NM, to Roswell, NM	Inventory 4” Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Refining, L.L.C.	Bloomfield, NM	Inventory Terminal

Holly Refining & Marketing Company LLC	Plains Pipeline Company	El Paso, TX, to Albuquerque, NM	Inventory Plains Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Refining Assets, L.P.	El Paso, TX El Paso County, TX	Inventory Terminal

Holly Refining & Marketing Company LLC	Kinder Morgan Energy Partners, L.P.’s SFPP, L.P.	El Paso, TX, to Phoenix, AZ	Inventory Kinder Morgan Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Refining, L.L.C.	Tucson, AZ	Inventory Terminal

Holly Refining & Marketing Company LLC	Chevron Pipeline Co.	Albuquerque, NM	Inventory Terminal

Holly Refining & Marketing Company LLC	Western Refining	Albuquerque, NM	Inventory Terminal

Holly Refining & Marketing Company LLC	Western Refining	El Paso, TX	Inventory Terminal

Holly Refining & Marketing Company LLC	Kinder Morgan Energy Partners, L.P.’s SFPP, L.P.	Tucson, AZ	Inventory Community Terminal

Holly Refining & Marketing Company LLC	Kinder Morgan Energy Partners, L.P.’s SFPP, L.P.	Phoenix, AZ	Inventory Community Terminal

Holly Refining & Marketing Company LLC	Arizona Petroleum	Tucson, AZ	Inventory Terminal

Holly Refining & Marketing Company LLC	Caljet	Phoenix, AZ	Inventory Terminal

SCHEDULE 6 - 2

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	Kinder Morgan	Phoenix, AZ	Inventory Terminal

Holly Refining & Marketing Company LLC	Pro Petroleum	Phoenix, AZ	Inventory Terminal

Holly Refining & Marketing Company LLC	Chevron Pipeline Company	Woods Cross, UT, to Spokane, WA	Inventory Chevron Pipeline Line Fill

Holly Refining & Marketing Company LLC	HEP Woods Cross, L.L.C., and Sinclair each own a 50% interest	Boise, ID Ada County, ID	Inventory Terminal

Holly Refining & Marketing Company LLC	Northwest Terminalling Company (subsidiary of Chevron)	Boise, ID Ada County, ID	Inventory Terminal

Holly Refining & Marketing Company LLC	HEP Woods Cross, L.L.C., and Sinclair each own a 50% interest	Burley, ID Cassion County, ID	Inventory Terminal

Holly Refining & Marketing Company LLC	Northwest Terminalling Company (subsidiary of Chevron)	Pocatello, ID Bannock County, ID	Inventory Terminal

Holly Refining & Marketing Company LLC	Northwest Terminalling Company (subsidiary of Chevron)	Pasco, WA	Inventory Terminal

Holly Refining & Marketing Company LLC	HEP Woods Cross, L.L.C.	Spokane, WA	Inventory Terminal

Holly Refining & Marketing Company LLC	UNEV Pipeline, L.L.C.	Cedar City, UT	Inventory Terminal

Holly Refining & Marketing Company LLC	Teppco	Cushing, OK	Inventory Terminal

Holly Refining & Marketing Company LLC	Sunoco Logistics	Tulsa, OK	Inventory Terminal and Pipeline

Holly Refining & Marketing Company LLC	Magellan	Tulsa, OK Pleasant Hill, IA Ft. Smith, AR Kansas City, KS St. Paul, MN Oklahoma City, OK Omaha, NE Sioux City, IA Sioux Falls, SD and certain other immaterial locations throughout the mid-continent region in the Magellan mid-continent pipeline.	Inventory Terminals and Line Fill

SCHEDULE 6 - 3

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	Kansas City International Airport	Kansas City, MO	Inventory Terminal

Holly Refining & Marketing Company LLC	Omaha Airport Authority	Omaha, NE	Inventory Terminal

Holly Refining & Marketing Company LLC	Transflo	Atlanta, GA	Inventory Terminal

Holly Refining & Marketing Company LLC	Alon USA	Big Spring, TX	Inventory Terminal

Holly Refining & Marketing Company LLC	PetroSource	Catoosa, OK	Inventory Terminal

Holly Refining & Marketing Company LLC	Sunoco Logistics	Cleveland, OH	Inventory Terminal

Holly Refining & Marketing Company LLC	Truck Rail Handling	Fremont, CA	Inventory Terminal

Holly Refining & Marketing Company LLC	Southeast Fleet Service	Lexington, NC	Inventory Terminal

Holly Refining & Marketing Company LLC	Transflo	North Haven, CT	Inventory Terminal

SCHEDULE 6 - 4

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Artesia, NM	Line Fill

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Lovington, NM	Line Fill

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Lovington, NM	Line Fill 8” Lovington — Beeson

Holly Refining & Marketing Company LLC	Roadrunner Pipeline L.L.C. (owned by HEP)	Artesia, NM	Line Fill Roadrunner PL

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Lovington/Artesia, NM	Line Fill 16” Beeson — Lovington PL

Holly Refining & Marketing Company LLC	HEP Pipeline, L.L.C.	Artesia, NM	Line Fill

Holly Refining & Marketing Company LLC	Kinder Morgan	Tucson, AZ	Line Fill

Holly Refining & Marketing Company LLC	Keystone	Hardisty, AB	Line Fill

Holly Refining & Marketing Company LLC	Plains Pipeline	Tulsa, OK	Inventory Tank Farm

Holly Refining & Marketing Company LLC	Coffeyville Resources	Phillipsburg, KS	Inventory Terminal

Holly Refining & Marketing Company LLC	OneOK	Conway, KS	Inventory Terminal

Holly Refining & Marketing Company LLC	York Rail	York, PA	Inventory Terminal

Holly Refining & Marketing Company LLC	Stolthaven	Houston, TX	Inventory Terminal

SCHEDULE 6 - 5

Name of Group Member	Owner of Location	Location	Description of Assets
Holly Refining & Marketing Company LLC	Centurion Pipeline	Cushing, OK	Inventory Terminal

Holly Refining & Marketing Company LLC	Centurion Pipeline	Slaughter, TX	Inventory Terminal

Holly Refining & Marketing Company LLC	Enbridge	Flanagan, IL	Inventory Terminal

Holly Refining & Marketing Company LLC	Husky PL	Hardisty, AB	Inventory Terminal

Holly Refining & Marketing Company LLC	Enbridge Pipeline	Cushing, OK	Inventory Terminal

Holly Refining & Marketing Company LLC	Plains Pipeline	Cushing, OK	Inventory Terminal

Holly Refining & Marketing Company LLC	Enterprise PL	Midland, TX	Inventory Terminal

Holly Refining & Marketing Company LLC	Ventura	Wilmington, CA	Inventory Terminal

Holly Refining & Marketing Company LLC	Transflo	Cleveland, OH	Inventory Terminal

Holly Refining & Marketing Company LLC	Texas City Oil Tanking	Texas City, TX	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Coralville, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Waterloo, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Columbia, MO	Inventory Terminal

SCHEDULE 6 - 6

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Magellan Pipeline	Palmyra, MO	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Clear Lake, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Watertown, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	West Fargo, ND	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Grand Forks, ND	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Doniphan, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Topeka, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Dubuque, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Carthage, MO	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Brookline, MO	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Milford, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Great Bend, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Scott City, KS	Inventory Terminal

SCHEDULE 6 - 7

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Magellan Pipeline	Aurora, CO	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Wathena, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Valley Center, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Roca, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Riverdale, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Magellan Pipeline	Oklahoma City, OK	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Salina, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Concordia, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Geneva, NB	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Osceola, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Norfolk, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Yankton, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Mitchell, SD	Inventory Terminal

SCHEDULE 6 - 8

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Nustar	Wolsey, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Aberdeen, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Jamestown, ND	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Le Mars, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Milford, IA	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Hutchinson, KS	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Columbus, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Sioux Falls, SD	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	North Platte, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Nustar	Hutchinson, KS, to Jamestown, ND	Line Fill

Frontier Oil and Refining Company LLC	Plains Sidney	Sidney, NE	Inventory Terminal

Frontier Oil and Refining Company LLC	Plains Sidney	Sidney, NE	Line Fill

Frontier Oil and Refining Company LLC	Plains Rocky Mountain	Rapid City, SD	Inventory Terminal

SCHEDULE 6 - 9

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Plains Rocky Mountain	Cheyenne, WY	Inventory Terminal

Frontier Oil and Refining Company LLC	Plains Rocky Mountain	DuPont, CO	Inventory Terminal

Frontier Oil and Refining Company LLC	Plains Rocky Mountain	Fountain, CO	Inventory Terminal

Frontier Oil and Refining Company LLC	Plains Rocky Mountain	Cheyenne, WY	Line Fill

Frontier Oil and Refining Company LLC	Sinclair Pipeline	Denver, CO	Line Fill

Frontier Oil and Refining Company LLC	Frontier Pipeline	Denver, CO	Line Fill

Frontier Oil and Refining Company LLC	True Oil	Baker, MT	Crude Inventory Pipeline

Frontier Oil and Refining Company LLC	Plains	Casper, WY	Crude Inventory Big Horn PL System

Frontier Oil and Refining Company LLC	Kinder Morgan	Hardisty, AB, to Casper, WY	Crude Inventory Express Pipeline

Frontier Oil and Refining Company LLC	Kinder Morgan	Buffalo, MT	Crude Inventory Station on Express PL

Frontier Oil and Refining Company LLC	Centennial Pipeline	Guernsey to Cheyenne, WY	Line Fill

Frontier Oil and Refining Company LLC	BP	Illinois	Crude Inventory ChiCap Pipeline

Frontier Oil and Refining Company LLC	Enbridge	Cushing, OK	Crude Inventory Spearhead PL
SCHEDULE 6 — 10

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Magellan	Cushing, OK	Crude Inventory Magellan/BP Pipeline

Frontier Oil and Refining Company LLC	Magellan	Cushing, OK	Crude Inventory Magellan Osage Pipeline

Frontier Oil and Refining Company LLC	Enterprise	Cushing, OK	Crude Inventory Terminal

Frontier Oil and Refining Company LLC	Plains	Cushing, OK	Crude Inventory Terminal

Frontier Oil and Refining Company LLC	Sem Group	Cushing, OK	Crude Inventory Terminal

Frontier Oil and Refining Company LLC	Inter Pipeline Fund	Edmonton, AB	Crude Inventory Inter Cold Lake West PL

Frontier Oil and Refining Company LLC	Enbridge	El Dorado, KS	Crude Inventory Terminal

Frontier Oil and Refining Company LLC	Enterprise	Freeport, TX	Crude Inventory Seaway PL

Frontier Oil and Refining Company LLC	True Oil	Fryburg, ND	Crude Inventory Four Bears Pipeline (fka Little Missouri Line)

Frontier Oil and Refining Company LLC	Plains	Ft. Laramie, WY	Crude Inventory Plains Cheyenne PL

Frontier Oil and Refining Company LLC	Plains	Ft. Laramie, WY	Crude Inventory Plains Salt Lake System

Frontier Oil and Refining Company LLC	True Oil	Guernsey, WY	Crude Inventory Belle Fourche PL

Frontier Oil and Refining Company LLC	True Oil	Guernsey, WY	Crude Inventory Guernsey Station
SCHEDULE 6 — 11

Name of Group Member	Owner of Location	Location	Description of Assets
Frontier Oil and Refining Company LLC	Eighty Eight Oil Storage	Guernsey, WY	Crude Inventory Terminal

Frontier Oil and Refining Company LLC	Kinder Morgan	Guernsey, WY	Crude Inventory Platte Pipeline

Frontier Oil and Refining Company LLC	Inter Fund Pipeline	Hardisty, AB	Crude Inventory Inter Cold Lake South PL

Frontier Oil and Refining Company LLC	Husky Pipeline	Hardisty, AB	Crude Inventory

Frontier Oil and Refining Company LLC	Jayhawk Pipeline	McPherson, KS	Crude Inventory

Frontier Oil and Refining Company LLC	Plains	Midland, TX	Crude Inventory Plains Basin PL

Frontier Oil and Refining Company LLC	Enterprise	Midland, TX	Crude Inventory Terminal

Frontier Oil and Refining Company LLC	True Oil	Poplar, MT	Crude Inventory Bridger PL

Frontier Oil and Refining Company LLC	Suncor Pipeline	Denver, CO	Crude Inventory

Frontier Oil and Refining Company LLC	Sunoco Pipeline	Texas	Crude Inventory Sun PL Central Texas

(1)	A Subsidiary of HEP owns the Artesia to White Lakes Junction segment of the Artesia to Moriarty pipeline. The White Lakes Junction to Moriarty segment and the Moriarty to Bloomfield Pipeline is leased from Enterprise Products Partners, L.P. under a long-term lease agreement.
SCHEDULE 6 — 12

Schedule 7
TRANSMITTING UTILITIES
1.	Navajo Pipeline Co., L.P.

2.	Navajo Pipeline GP, L.L.C.

3.	Navajo Refining Company, L.L.C.

4.	Frontier Pipeline LLC

5.	Holly Refining & Marketing — Tulsa LLC

6.	Holly Refining & Marketing Company — Woods Cross LLC
SCHEDULE 7 — 1

Schedule 8
MERGERS, CONVERSIONS AND NAME CHANGES

Name of Grantor	Changes by close of business (July 1, 2011)
Black Eagle, Inc.	Black Eagle Inc. converts to a single member Delaware limited liability company.

Eagle Consolidation LLC	This is the surviving entity from the merger between Frontier Refining LLC and Eagle Consolidation LLC.

Frontier Holdings LLC	Frontier Holdings LLC distributes its equity interests in Frontier Refining & Marketing LLC to HollyFrontier Corporation and then merges into Eagle Consolidation LLC with Eagle Consolidation LLC as the surviving entity.

Frontier Oil and Refining Company LLC	Frontier Oil and Refining Oil Company LLC distributes its equity interests in Ethanol Management Company LLC to HollyFrontier Corporation and then merges into Holly Refining & Marketing Company LLC.

Frontier Oil Corporation	Frontier Oil Corporation merges into HollyFrontier Corporation and HollyFrontier Corporation is the surviving entity.

Frontier Refining & Marketing LLC	Frontier Refining & Marketing LLC distributes its equity interests in Frontier Refining LLC, Frontier Oil and Refining Company LLC, Frontier Pipeline LLC and Frontier El Dorado Refining LLC to HollyFrontier Corporation.

Holly Payroll Services, Inc.	Holly Payroll Services, Inc. changes its name to HollyFrontier Payroll Services, Inc.

Holly Refining & Marketing Company LLC	Holly Refining & Marketing Company LLC changes its name to HollyFrontier Refining & Marketing LLC

HRM Montana LLC	HRM Montana LLC merges into Black Eagle, Inc. with Black Eagle, Inc. as the surviving entity.

Montana Retail Company LLC	Montana Retail Company LLC merges into Eagle Consolidation LLC with Eagle Consolidation LLC as the surviving entity.

Navajo Northern, Inc.	Navajo Northern, Inc. merges into Black Eagle, Inc. with Black Eagle, Inc. as the surviving entity.
SCHEDULE 8 — 1

EXHIBIT A
FORM OF JOINDER AGREEMENT
     This JOINDER AGREEMENT (this “Agreement”) dated as of [______] is executed by the undersigned for the benefit of Union Bank, N.A., in its capacity as administrative agent and collateral agent for the Lenders and the Issuing Banks (“Administrative Agent”), in connection with that certain Guarantee and Collateral Agreement dated as of July 1, 2011 among the Grantors party thereto and Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”). Capitalized terms not otherwise defined herein are being used herein as defined in the Guarantee and Collateral Agreement.
     Each Person signatory hereto is required to execute this Agreement pursuant to Section 8.14 of the Guarantee and Collateral Agreement and Section 8.11 of the Credit Agreement.
     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:
     1. Each such Person assumes all the obligations of a Grantor and a Guarantor under the Guarantee and Collateral Agreement and agrees that such Person is a Grantor and a Guarantor and bound as a Grantor and a Guarantor under the terms of the Guarantee and Collateral Agreement, as if it had been an original signatory to the Guarantee and Collateral Agreement. In furtherance of the foregoing, such Person hereby (i) assigns, pledges and grants to Administrative Agent for the benefit of the Secured Parties a security interest in all of its right, title and interest in and to the Collateral now owned or hereafter acquired by it, wherever located as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations and (ii) unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, to Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees, and assigns, the prompt and complete payment and performance by each of the Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.
     2. Schedules 1, 2, 3, 4, 5, 6 and 7 of the Guarantee and Collateral Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4, 5, 6 and 7 respectively, hereof. Each such Person hereby makes to Administrative Agent the representations and warranties set forth in the Guarantee and Collateral Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.
     3. In furtherance of its obligations under Section 5.5 of the Guarantee and Collateral Agreement, each such Person agrees to execute and deliver to Administrative Agent appropriately complete UCC financing statements naming such person or entity as debtor and Administrative Agent as secured party, and describing its Collateral and shall promptly and duly authorize, execute and deliver, and have recorded, such other instruments and documents as

Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of the Guarantee and Collateral Agreement, as modified hereby and the rights and powers therein granted.
     4. Each such Person’s address and fax number for notices under the Guarantee and Collateral Agreement shall be the address and fax number as set forth on Schedule 1 attached hereto.
     5. This Agreement shall be deemed to be part of, and a modification to, the Guarantee and Collateral Agreement and shall be governed by all the terms and provisions of the Guarantee and Collateral Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity. Each such person or entity hereby waives notice of Administrative Agent’s acceptance of this Agreement. Each such person or entity will deliver an executed original of this Agreement to Administrative Agent.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, [each of] the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

[_____________________________],
a [___________________________]

By:
Name:
Title:

EXHIBIT B-1
FORM OF ASSIGNMENT
ASSIGNMENT OF MONIES DUE AND TO BECOME DUE
     Know all men by these presents that [___________], a [___________] [___________], with its principal place of business at [___________] (hereinafter referred to as “Assignor”) for good valuable consideration, the receipt of which is hereby acknowledged, hereby sells, assigns and transfers (under the “Assignment of Claims Act,” 31 U.S.C, § 3727, as amended, and 41 U.S.C, § 15, as amended) to Union Bank, N.A., with a place of business at [___________] and its successors and assigns, as administrative agent for certain lenders and institutions providing financial accommodations to Assignor (hereinafter referred to as “Assignee”), all monies due and to become due from the United States of America or any agency or department thereof, together with all rights to receive the same, under a certain Contract No. [___________] dated [___________] between the [___________] acting through the [___________], under any letter of intent, letter of award, letter of acceptance of bid or proposal, informal or incomplete contract, order, task order, purchase order, authorization to commence, performance or other similar instrument or communication made or received by Assignor in anticipation of or in connection with said contract and under any and all amendments thereof and supplements thereto.
     Assignor hereby authorizes and directs [___________] to make all payments due under said formal contract and any and all amendments thereof and supplements thereto direct to the Assignee by checks or other orders, payable to the order of the Assignee, and constitutes and appoints Assignee its true and lawful attorney, irrevocably with full power of substitution for it and in its name or in the name of Assignor or otherwise, to collect, ask, require, demand and receive and give acquittance for any and all said monies due or to become due, and to endorse the name of Assignor to any checks, drafts or other orders for the payment of money payable to Assignor in payment thereof.
     Assignor warrants that it is the lawful owner of all rights under formal and/or informal contract and any and all amendments thereof and supplements thereto; that it has good right to assign same; that its said rights are free from all liens and encumbrances and that it will warrant and defend the same against the lawful claims and demands of all persons. Assignor agrees (1) that, if any payments under said formal and/or informal contract or any amendment thereof or supplement thereto shall be made to Assignor, it will receive and hold the same in trust for Assignee and will forthwith upon receipt deliver the same to Assignee in the identical form of payment received by Assignor; and (2) that it will execute and deliver all such further instruments and do all such further acts and things as Assignee may reasonably request or as shall be necessary or desirable to further and more perfectly assure to Assignee its rights under said formal and/or informal contract or any amendments thereof or supplements thereto.

     IN WITNESS WHEREOF, Assignor has caused this instrument to be signed, sealed and delivered by its proper officer thereunto duly authorized this ______ day of _________, 20[__].

ATTEST:		[___________]

	[Corporate Seal]	By:
Name:
Title:

Address:
[___________]
[___________]

STATE OF TEXAS
COUNTY OF ____________
     Before me personally appeared _________________ to me known, who being by me duly sworn, did say that he or she is the _________________of [______________] named in and which executed the foregoing Assignment; that he or she knows the seal of said corporation; that the seal affixed to the foregoing Assignment of Monies Due and to Become Due (the “Assignment”) is the corporate seal of said corporation; that it was so affixed by order of the Board of Directors of the corporation; and that he or she signed his or her name thereto by like order and by his or her free act and deed and acknowledged the Assignment to be the free act and deed of the corporation.
Notary Public in and for
the State of __________________
Printed Name:
___________________________
Commission Expires:
_____________________

EXHIBIT B-2
FORM OF NOTICE OF ASSIGNMENT
NOTICE OF ASSIGNMENT OF UNITED STATES
GOVERNMENT CONTRACT
(Contracting Officer)

TO:	[______________] [______________] [______________]
CONTRACT: [______________]
CONTRACTING PARTIES:
[______________]

[______________]

[______________]

[______________]

[______________]

[______________]
     PLEASE TAKE NOTICE that all monies due or to become due under the contract described above and all amendments and supplements thereto (the “Contract”) have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. §3727, 41 U.S.C. §15. A true copy of the instrument of assignment executed by contractor under the Contract on [_____________], is attached hereto as Exhibit A.
     Payment due or to become due under the Contract should be made payable solely to the undersigned and sent to the undersigned at the location and for the account specified below:
[______________]
[______________]
[______________]

     Please return to the undersigned the three enclosed copies of this notice with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee.

Very truly yours,

UNION BANK, N.A.

By:
Name:
Title:

[______________]
[______________]
Attn: [______________]
Telephone: [______________]

Federal Tax Identification No. [______________]
ACKNOWLEDGMENT
     Receipt is acknowledged of the above notice and of a copy of the instrument of assignment. They were received at _______ (AM.) (P.M.) on _________, 20[___], on behalf of [______________].

By:
Name:
Title:
On behalf of
[name of addressee of this notice]

EXHIBIT A
TO
NOTICE OF ASSIGNMENT
Assignment of Monies Due and To Become Due